EXHIBIT 10.1

MASTER AGREEMENT

This Master Agreement #MA03081833 (this “Agreement”) dated as of September 24, 2003, (the “Agreement Date”) is made by and between the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Crescent Mortgage Services, Inc., Seller/Servicer #113845 (“Seller”).

Unless otherwise specified, the terms and conditions described in this Agreement shall apply to Mortgages sold by Seller under a Master Commitment that incorporates this Agreement by reference. This Agreement does not entitle Seller to sell or obligate Freddie Mac to purchase Mortgages unless they have entered into a Master Commitment incorporating the terms of this Agreement.

Master Agreement Amount: 2.5 billion

Effective Date for Delivery: October 1, 2003

Required Delivery Date: September 30, 2004

Overpurchase Tolerance: 10 percent

Credit Enhancement:

Discretionary Provisions:

During the term of this Agreement, Freddie Mac reserves the right to amend, supplement, revise or terminate, in whole or in part, any of the Discretionary Provisions identified on Exhibit 26 to the Guide.

Special Underwriting Provisions:

Following is a table, which identifies the waivers allowed to the Single-Family Seller/Servicer Guide (“the Guide”). Complete terms and conditions regarding these waivers may be found on the Attachment and page referenced under the “Contract Reference” column. The waivers relate to the Sections of the Guide, which are listed in the “Guide Reference” column.

ALL MORTGAGE TYPES - ATTACHMENT 1
Key Word	Waiver Title	Contract Reference	Guide Reference

Condo/PUD	Streamlined Condominium Project Review	Page 1, #1	42.10

Condo/PUD	Streamlined Condominium Project Review With Expanded LTVs and/or Incomplete Amenities and Common Elements	Page 1, #2	42.10

Condo/PUD	Fidelity Insurance for Condos	Page 2, #3	58.5

Condo/PUD	Liability Insurance for Condos	Page 2, #4	58.4

Condo/PUD	Insurance for PUDs	Page 2, #5	43.2, 58.2, 58.3 and 58.4

Condo/PUD	Requirements for Condos	Page 3, #6	42.4, 42.6

Investment Properties	Builder-owned “No cash-out” Refinance Investment Property Mortgages	Page 3, #7	22.22.1(b)

Purchase Money	Two Closing Construction to Permanent Mortgages – Resubmission to Loan Prospector or Re-underwriting Not Required	Page 4, #8	23.6

FIXED-RATE MORTGAGES - ATTACHMENT 2
Key Word	Waiver Title	Contract Reference	Guide Reference

Affordable	Affordable Gold 5 Mortgages Secured by 2- to 4-Unit Primary Residences	Page l, #l	34.1(b) second bullet

Buydowns	Compressed 2-1 Buydowns - Fixed Rate Mortgages	Page 4, #2	25.4, N/A

Documentation	Non-Loan Prospector Mortgages with No Income, No Asset Verification and Documentation	Page 5, #3	37.12 and 37.13, 37.21.l(b), 37.22(b), 37.23(b)

Documentation	Non-Loan Prospector Mortgages with No Qualifying Ratios	Page 12, #4	37.12, 37.13

Loan Prospector	Loan Prospector Stated Income Mortgages	Page 19, #5	37.13

Special Programs and Products:

Following is a table, which identifies the programs and products for which Seller is eligible under this Agreement. Complete terms and conditions regarding the program/product may be found in the Sections of the Single-Family Seller/Servicer Guide (“the Guide”), which are listed in the “Guide Reference” column or in the Attachment referenced under the “Contract Reference” column.

Key Word	Program/Product Title	Contract Reference	Guide Reference

ARM	Junior Guarantor Program Attachment	Attachment 3	None

ARM	1-year, 3/1, 5/1 7/1 and 10/1 LIBOR Nonconvertible and Convertible ARMs Attachment	Attachment 4	None

ARM	Treasury-Indexed ARMs Attachment	Attachment 5	None

Additional Provisions:

Following is a table identifying additional variances to provisions of the Guide or, if applicable, limitations on products or programs otherwise eligible under the Purchase Documents. Generally, the provisions included in this Attachment will concern topics such as legal documentation, third-party originators, quality control, delivery or servicing of Mortgages sold under this Agreement. Complete terms and conditions regarding these provisions may be found on the Attachment and page referenced under the “Contract Reference” column. The waivers relate to the Sections of the Guide, which are listed in the “Guide Reference” column.

Key Word	Additional Provision Title	Contract Reference	Guide Reference

Additional Provisions	Representations and Warranties for Mortgages Subject to a Transfer of Servicing	Page 1, #1, Attachment 6	56.16, 56.7 and 56.9

Purchase Money	Pool Insurance/Crescent Mortgage Services, Inc.	Attachment 7	None

Special Pricing Provisions:

Following is a table identifying special provisions concerning the calculation of Required Spreads, delivery fees, buyups/buydowns, remittance programs or other pricing related programs or processes for Mortgages sold under this Agreement. Complete terms and conditions regarding these provisions may be found in the Attachment referenced under the “Contract Reference” column.

Key Word	Special Pricing Provision Title	Contract Reference	Guide Reference

Purchase Money	Security Style Pair-off	Page 1, #1, Attachment 8	8.7

Seller’s Execution of Master Commitments and Amendments:

From time to time, Freddie Mac and Seller may negotiate Master Commitments incorporating the terms of this Master Agreement and/or amendments to this Master Agreement. Freddie Mac will not require that such Master Commitments or amendments be executed and returned by Seller. Seller’s delivery of Mortgages shall be deemed Seller’s acceptance of all terms and conditions contained in such Master Commitments and/or amendments, including, but not limited to, terms which impose any fee or require a credit enhancement related to the delivery of such Mortgages. The provisions of this paragraph shall apply also to any amendments to Master Commitments.

Freddie Mac shall continue to require that Seller execute and return to Freddie Mac all Master Agreements.

IN WITNESS WHEREOF, the parties hereto have caused this Master Agreement to be duly executed by their respective authorized representatives as of the date set forth above.

FEDERAL HOME LOAN MORTGAGE CORPORATION		CRESCENT MORTGAGE SERVICES, INC.

By:	/s/ DAVID H. STEVENS	By:	/s/ Illegible

	David H. Stevens Senior Vice President Single Family Lending	Name: Title:	Illegible President

ATTACHMENT 1

SPECIAL UNDERWRITING PROVISIONS

ALL MORTGAGE TYPES

1.	Streamlined Condominium Project Review

Condominium Unit Mortgages secured by (a) 1-unit Primary Residences with LTV ratios greater than 75 percent but not greater than 90 percent and (b) second homes with LTV ratios that do not exceed 90 percent, with streamlined project review under Section 42.10 are eligible for purchase provided that:

(a)	each such Mortgage is processed through Loan Prospector and receives a credit risk class of Accept;

(b)	for each Mortgage delivered under this paragraph, Seller shall enter “420” in one of the special characteristic code fields on the Form 11 - Mortgage Submission Schedule or Form 13SF - Mortgage Submission Voucher, as applicable; and

(c)	for each Mortgage with secondary financing, the TLTV ratio does not exceed 90 percent.

2.	Streamlined Condominium Project Review With Expanded LTVs and/or Incomplete Amenities and Common Elements

Mortgages secured by condominium units which are located in Class I, II and III Condominium Projects where the loan-to-value ratio exceeds 90 percent but does not exceed 95 percent and/or for which Seller does not make the required warranties pursuant to Section 42.10 of the Guide that all amenities and common elements are completed, shall be eligible for purchase, provided that:

(a)	each Mortgage is processed through Loan Prospector and receives an Accept Risk Class;

(b)	each Mortgage with a loan-to-value ratio exceeding 90 percent but not exceeding 95 percent is secured by a 1-unit Primary Residence;

(c)	for each Mortgage, the LTV, TLTV, and HTLTV ratio complies with the requirements of Section 23.4 of the Guide;

(d)	for each Mortgage secured by a Primary Residence with a loan-to-value ratio exceeding 90 percent, and/or for each Mortgage where all amenities and common elements are not completed, Seller shall pay Freddie Mac the applicable delivery fee for each Mortgage as indicated by the Delivery Fee Matrix exhibit attached to the Master Commitment under which each Mortgage is sold; and

(e)	in connection with the delivery of each Mortgage, Seller must enter “966” in one of the 3-digit blocks in the special characteristics code field of the Form 11, Mortgage Submission Schedule, or Form 13SF-Mortgage Submission Voucher, as applicable.

3.	Fidelity Insurance for Condos

Mortgages secured by units in Condominium Projects for which the homeowner’s association does not maintain fidelity insurance shall be eligible for purchase, provided that:

(a)	in connection with the delivery of each Mortgage under this paragraph, Seller must insert “918” in one of the 3-digit special characteristic code fields of the Form 11- Mortgage Submission Schedule; or Form 13SF-Mortgage Submission Voucher, as applicable.

4.	Liability Insurance for Condos

For Mortgages secured by units in Condominium Projects consisting of not more than 20 units, the homeowner’s association is not required to maintain liability insurance, provided that:

(a)	the homeowner’s association maintains the minimum amount of liability insurance coverage required by state law; and

(b)	in connection with the delivery of each Mortgage under this paragraph, Seller must insert “919” in one of the 3-digit special characteristic code fields of the Form 11- Mortgage Submission Schedule or Form 13SF-Mortgage Submission Voucher, as applicable.

5.	Insurance for PUDs

For Mortgages secured by units in PUDs (Planned Unit Developments), the homeowners association is not required to maintain the insurance noted below, provided that:

(a)	(i) such insurance is limited to hazard and liability insurance for the common areas in such PUDs; and

(ii)	the common areas consist of only minimal amenities, such as entrance gates, parking areas and grass median strips and do not include structural improvements or amenities which typically require such insurance coverage, such as playgrounds and retention ponds; and

(b)	in connection with the delivery of each Mortgage under this paragraph, Seller must insert “920” in one of the 3-digit special characteristic code fields of the Form 11-Mortgage Submission Schedule or Form 13SF-Mortgage Submission Voucher, as applicable.

6.	Requirements for Condos

For Mortgages secured by Condominium units, the following exceptions to requirements in the Guide may be applied

(a)	for units located in Class I or Class II Condominium Projects, the presale requirement and the requirement for occupancy by the unit owner as a Primary Residence or Second Home may be reduced to 51 percent, provided that all other requirements of the Purchase Documents for the sale of Mortgages secured by Condominium Units to Freddie Mac are satisfied; and

(b)	for units located in Class I or Class II Condominium Projects, at least 50 percent (rather than 70 percent for Class I and/or (50 percent for Class II as required by the Guide) of the units sold in the Condominium Project have been sold to individuals for their use as their Primary Residences or Second Homes.

7.	Builder-owned “No cash-out” Refinance Investment Property Mortgages

Investment Property Mortgages where the Borrower is affiliated with the builder or the developer shall be eligible for purchase provided, that:

(a)	such Mortgages are “no cash-out” refinance Mortgages secured by 1-2 unit properties;

(b)	the permanent financing for the Mortgaged Premises was in place at least 2 years prior to the origination date of the refinance Mortgage;

(c)	Seller obtains a copy of the Borrower’s tax returns to verify the rental income on the property;

(d)	such Mortgages are classified by Loan Prospector as “Accept” Mortgages;

(e)	such Mortgages otherwise comply with the requirements in the Guide relating to Investment Property Mortgages; and

(f)	For each such Mortgage purchased by Freddie Mac, Seller shall enter “272” in one of the 3-digit blocks in the special characteristics code field of the Form 11 or 13, as applicable.

8.	Two Closing Construction to Permanent Mortgages – Resubmission to Loan Prospector or Re-underwriting Not Required

Although Section 23.6 of the Guide provides otherwise, construction to permanent Mortgages meeting the following requirements are eligible for purchase under this Agreement:

(a)	two closing construction to permanent Mortgages that are Loan Prospector Mortgages or Non-Loan Prospector Mortgages that have not been resubmitted to Loan Prospector or re-underwritten, as applicable, when the terms of the permanent Mortgage change, provided that the changes in the permanent financing terms are limited to the following:

(i)	a change to advance the first payment date. The due date of the first payment may be changed to the earliest of:

(A)	no later than 60 days after completion of construction,

(B)	the date specified in the original construction financing documents, or

(C)	one year after the Note Date of the construction financing;

and, in addition, the maturity date of the Mortgage may be changed to accommodate the change in first payment due date provided the length of the amortization period does not change. For ARMs, the interest rate change date may also be changed to be consistent with the change to the first payment due date; and/or

(ii)	a decrease in interest rate from the rate at which the Borrower was originally qualified, provided that the Mortgage product type and amortization period remain unchanged from what the Borrower was originally qualified; and or

(iii)	a decrease in Mortgage amount from the principal amount specified in the original construction/permanent financing Note and Security Instrument, provided that:

(A)	sufficient Borrower Funds are verified and documented in the Mortgage file; and

(B)	there are no changes to the original mortgage insurance coverage from the time the permanent Mortgage was underwritten. Requiring mortgage insurance coverage in excess of the level required under the Purchase Documents is not an alternative to re-underwriting the Mortgage,

With respect to any such Mortgage that is modified to accommodate the above changes:

(i)	the dates of verification of employment, income and source of funds, the credit history, and the effective date of the appraisal report may be up to 120 days prior to the original Note Date, and

(ii)	the modification date must not be more than 12 months after the original Note Date;

For all other changes in the terms of the permanent financing at or prior to conversion, the Seller must re-underwrite the Borrower or resubmit to Loan Prospector, as applicable. The Seller may use the documentation in the file provided the documentation is not more than 180 days old at the time of conversion; if the documentation is more than 180 days old the Seller must obtain new documentation;

(b)	in connection with the delivery of Mortgages with permitted modifications to the permanent financing under the provisions of subparagraph (a), Seller must complete certain fields of the Form 11, Mortgage Submission Schedule or Form 13SF, Mortgage Submission Voucher, as applicable, as follows:

Two Closing/Borrower executes a Modification Agreement

Title of Field	Completion Instructions

Date of Note	Date of original construction Note

Reference Code

For Settlements on/before 7/31/03	0006

For Settlements on/after 8/1/03	0010

Mod/Conv Date	Date of modification

Special Characteristics Code 925,	for two closing construction to permanent mortgage with modification agreement and waivers to resubmission to LP or reunderwriting

Two Closing/Borrower executes a New Note

Title of Field	Completion Instructions

Date of Note	Permanent Mortgage Note Date

Special Characteristics Code 926,	for two closing construction to permanent mortgage with new Note and waivers to resubmission to LP or reunderwriting;

(c)	Except as set forth in this paragraph, construction to permanent Mortgages must meet the requirements of the Purchase Documents, including but not limited to Section 23.6 of the Guide;

(d)	Freddie Mac may amend, supplement, revise or terminate any of the provisions of this paragraph, in whole or in part, upon prior written notice to Seller during the term of this Master Agreement; and

(e)	two closing construction to permanent Mortgages where the lender providing the permanent financing is not the construction lender.

ATTACHMENT 2

SPECIAL UNDERWRITING PROVISIONS

FIXED-RATE MORTGAGES

1.	Affordable Gold 5 Mortgages Secured by 2- to 4-Unit Primary Residences

Affordable Gold 5 Mortgages may be secured by 2- to 4-unit Primary Residences, provided that:

(a)	The Mortgages are 15-, 20-, or 30-year fully amortizing fixed-rate, purchase transaction or “no cash out” refinance Mortgages and are not A-Minus Mortgages;

(b)	The following maximum LTV ratios, TLTV ratios and down payment requirements have been met:

Requirements	2 units	3 units	4 units

Maximum LTV ratio	95 percent	90 percent	80 percent

Maximum TLTV ratio	105 percent	105 percent	105 percent

Minimum down payment	5 percent	10 percent	20 percent

Amount of down payment	5 percent	5 percent	10 percent

from Borrower Funds other than a gift or grant from An Agency or a gift from a Related Person;

The amount of the down payment above that required to be from Borrower Funds (other than a gift or grant from An Agency or a gift from a Related Person) may be from any source of funds permitted for down payment for a 1-unit Primary Residence under Section 34.2(c) of the Guide;

(c)	If the Mortgage is underwritten using the Deduction from Expenses Approach (as described below), the Mortgage is a Manually Underwritten Mortgage; if the Mortgage is underwritten using the Addition to Income Approach (as described below), the Mortgage is either a Manually Underwritten Mortgage or an Accept Mortgage. For Accept Mortgages, Seller may ignore the “ineligible” feedback message issued for Affordable Gold 2-4 Unit Property Mortgages, and may use the Accept rating;

(d)	For Manually Underwritten Mortgages, Seller obtains Credit Scores and selects an Indicator Score following the recommended policies and procedures in Section 37.5(b), (c), (d) and (e) of the Guide. The Indicator Score must be:

2-unit dwellings:	FICO Bureau Score of 660 or higher;
3- and 4-unit dwellings:	FICO Bureau Score of 680 or higher;

(e)	For Mortgages secured by 2-unit Primary Residences only, if there is no usable Credit Score, and consequently, no Indicator Score, at least one Borrower whose income was used to qualify for the Mortgage meets all of the following requirements:

(i)	has a credit history consisting of at least four Noncredit Payment References or a combination of at least four Tradelines and Noncredit Payment References;

(ii)	at least one Noncredit Payment Reference is housing related;

(iii)	each Noncredit Payment Reference has existed for at least 12 months;

(iv)	no history of a major credit weakness such as bankruptcy, foreclosure, collections or judgments.

(v)	no history of delinquency on any housing-related Tradelines or Noncredit Payment References;

(vi)	no more than one 30-day delinquency on any Noncredit Payment Reference; and

(vii)	no late payments with the previous 24 months on any revolving accounts;

(f)	Seller underwrites rental income using one of the following approaches instead of the approach used in Section 37 14(a) of the Guide:

(i)	Addition to Income Approach. Monthly Operating Income from the Form 998 or net rental income from Schedule E of the Borrower’s federal income tax return entered under “Gross Monthly Income” in Section V of Form 65, may be added to the Borrower’s stable monthly income provided the Borrower has monthly Mortgage payment reserves as specified in this Paragraph. Except as modified by this subparagraph, the provisions of Section 37.14(a) of the Guide apply.

(ii)	Deduction from Expenses Approach. For Mortgages secured by the type of dwelling stated below, the percentage stated below of anticipated gross rental income from the units not occupied by the Borrower may be deducted from the monthly housing expense, provided the Borrower’s stable monthly income (without the inclusion of rental income) exceeds the monthly housing expense by the amount stated below (“residual amount”).

Units	Percent Rent Deducted	Residual Amount
2 units	75 percent	$1,000
3- and 4-units	60 percent	$1,250

The adjusted monthly housing expense should be used when calculating the Borrower’s qualifying ratios. Rental income must be substantiated by using the income approach on the appraisal and obtaining copies of the present lease or prior years’ federal income tax returns;

(g)	Although Section 34.1(e) of the Guide provides otherwise, the Borrower may not exceed the following maximum qualifying ratios:

Underwriting Approach	Housing Expense- to-Income Ratio	Debt-to-income Ratio
Addition to Income	32 percent	40 percent
Deduction from Expenses	28 percent	36 percent;

(h)	The Borrower has the following amount of monthly Mortgage payments in reserves:

2-unit dwellings:	two months reserves
3- and 4-unit dwellings:	four months reserves;

(i)	At least one Borrower whose income was used for qualification purposes has participated in, and completed, prior to the closing on the mortgage financing, a home ownership education program as required by Section 34.1 (h) of the Guide, and a landlord counseling program;

(j)	Seller must complete the Mortgage Submission Schedule (Freddie Mac Form 11) as follows:

Stable Monthly Income:	For Mortgages underwritten using the Deduction from Expenses Approach, use the stable monthly income without the addition of rental income; for Mortgages underwritten using the Addition to Income Approach, use the stable monthly income with the addition of rental income.

Monthly Housing Expense:	For Mortgages underwritten using the Deduction from Expenses Approach, use the monthly housing expense after deducting the allowable portion of anticipated gross rental income.

Special Characteristics Code: Enter one of the following, as applicable:

530 = Mortgage underwritten using the Addition to Income Approach

528 = Mortgage underwritten using the Deduction from Expenses Approach;

(k)	The aggregate unpaid principal balance of all Mortgages sold under this paragraph does not exceed $2,000,000; and

(l)	Freddie Mac will assess and bill to Seller post settlement delivery fees as follows:

(i)	2-unit Primary Residences with an LTV ratio greater than 90 percent: the delivery fee rate indicated on the Delivery Fee Matrix attached to the Master Commitment under which the Mortgage is delivered.

(ii)	3-unit and 4-unit Primary Residences with an LTV ratio greater than 70 percent: the delivery fee rate indicated on the Delivery Fee Matrix attached to the Master Commitment under which the Mortgage is delivered.

Delivery fees are paid in accordance with the delivery fee provisions stated in Section 17.2 of the Guide.

The following post settlement delivery fee indicated on Exhibit 19 of the Guide, will not be assessed and billed to Seller for Affordable Gold 5 Mortgages secured by 2- to 4-unit Primary Residences:

•	A-Minus Fee.

Freddie Mac reserves the right to assess this fee at the earlier of (i) 90-days notice to Seller, or (ii) at the time Seller enters into a new Master Agreement.

2.	Compressed 2-1 Buydowns – Fixed Rate Mortgages

Fixed-rate Mortgages that are subject to temporary buydown plans that adjust more than once per year (“Compressed Buydowns”) shall be eligible for purchase, provided that:

(a)	such Mortgages are purchase money or “no cash-out” refinance Mortgages that are secured by:

(i)	1 unit Primary Residences and have LTV ratios not exceeding 90 percent; or

(ii)	Second homes and have LTV ratios not exceeding 90;

(b)	Seller enters “210” in the special characteristic code field on the Form 11, Mortgage Submission Schedule;

(c) (i)	for Mortgages with LTV ratios not exceeding 80 percent, the Borrower is qualified at the initial interest rate under the buydown plan;

(ii)	for Mortgages with LTV ratios exceeding 80 percent, the Borrower is qualified at the interest rate in effect as of the thirteenth month (Note Coupon Rate minus one percent) after the first scheduled payment date;

(d)	the initial interest rate is not more than two percent below the Note Coupon Rate;

(e)	the buydown plan does not extend for more than 24 months after the first scheduled payment date;

(f)	the total amount of the increases in the interest rate may not exceed one percent per year;

(g)	the interest rate adjustments are limited to twice per year and the interest rate shall not increase more than 0.5 percent every 6 months; and

(h)	the buydown plan otherwise complies with the terms outlined in Section 25.4 of the Guide.

3.	Non-Loan Prospector Mortgages with No Income, No Asset Verification and Documentation

The provisions of this Attachment permit the sale of Non-Loan Prospector Mortgages for which the Borrower has disclosed his/her income source but not the amount of income or asset information on the Mortgage application or on any other document in the Mortgage file (Non-Loan Prospector No Income No Asset Verification and Documentation Mortgages).

I.	Eligible Mortgages

(a)	Mortgage purpose. A Non-Loan Prospector No Income No Asset Verification and Documentation Mortgage may be a purchase transaction, “no cash-out”, or cash-out refinance Mortgage.

(b)	Mortgage and product types. A Non-Loan Prospector No Income No Asset Verification and Documentation Mortgage must be a 15-, 20- or 30-year fixed-rate fully amortizing conventional whole Mortgage (Balloon/Reset Mortgages and ARMs are not eligible).

A Non-Loan Prospector No Income No Asset Verification and Documentation Mortgage must not be:

•	An A-minus Mortgage

•	A Seasoned Mortgage

•	A Mortgage subject to a temporary subsidy buydown

•	A streamlined refinance Mortgage

(c)	Mortgaged Premises. A Non-Loan Prospector No Income No Asset Verification and Documentation Mortgage may be secured by a 1-4 unit Primary Residence, a second home, and a 1-4 unit Investment Property. The Seller represents and warrants that all Condominium Unit Mortgages meet Freddie Mac’s Class III Condominium Project requirements.

The Mortgaged Premises may not be a:

•	Manufactured Home

•	Condominium Unit located in a Class I or Class II Condominium Project

•	Cooperative Unit

(d)	Eligible Borrowers/occupancy. The Borrower may be a United States citizen or a permanent resident alien. For Mortgages secured by a Primary Residence or second home, all Borrowers must occupy the Mortgaged Premises, and non-occupant Borrowers are not permitted.

(e)	Maximum LTV/TLTV/HTLTV ratios. The LTV/TLTV/HTLTV ratios for a Non-Loan Prospector No Income No Asset Verification and Documentation Mortgage may not exceed the maximum LTV/TLTV/HTLTV ratios set forth in Exhibit 3-A attached to this Attachment.

II.	Mortgage Application/Seller Representation and Warranty/Eligible Sources of Income

The Seller represents and warrants that the Borrower income amount and asset information was not disclosed, verified or documented at any time on the Mortgage application or on any other document in the Mortgage file. All sections of the application, other than the income amount and asset information, must be completed. The Seller represents and warrants that other factors in the Mortgage file demonstrate the reasonableness of the Mortgage amount.

For each Mortgage delivered under this Attachment, Seller must verify that the income source stated on the Mortgage application is accurate.

The Seller may use the Borrower’s income from employment, self-employment and non-employment income sources.

III.	Income Source Documentation Requirements

Documentation verifying all income sources is required. The Seller is not required to obtain an IRS Form 8821 or 4506 from the Borrower.

(a)	Employed Borrowers. The Seller must document the source of income with a verbal verification of employment (VOE). The Seller must verify either:

•	two continuous years of Borrower employment with the same employer, or

•	two continuous years of Borrower employment in a position in the same line of work

For any employment gaps that exceed 30 days, the Borrower must provide a written explanation.

An employed Borrower who receives income from commission, per job/contract basis or is employed by the property seller, real estate broker, or a closely held family business may follow the same documentation requirements.

Use of stated Trailing Co-Borrower income is not permitted.

(b)	Self-employed Borrower. For self-employed Borrowers, the Seller must verify and document the business has been in operation for at least two years by obtaining and retaining in the Mortgage file:

•	A copy of a business license, or

•	Alternative confirmation of the existence of the business, such as through a business directory listing or a signed letter from an attorney or CPA

(c)	Non-employed income. If the Borrower receives income from sources other than employment and self-employment, such as Social Security, trust, investments, etc., the Seller must verify a two-year history of receipt of income from that source (but not the income amount). The Seller must obtain third party documentation verifying the income source, such as a letter from the appropriate pension provider or public agency or a letter from the Borrower’s accountant.

(i)	Alimony, child support, separate maintenance

The Seller must verify a six-month history of receipt of the income (not the amount).

(ii)	Rental income

The Seller must verify the Borrower has a two-year history of managing rental properties and a two-year history of receipt of the income from this source. Verification may include a letter from an accountant or a two-year Mortgage history of timely payments for rental properties on the Borrower’s credit report. Stated rental income generated from the Borrower’s second home or 1-unit Primary Residence may not be used to qualify the Borrower.

IV.	Borrower Credit reputation

All of the following credit reputation requirements listed below must be met:

•	The Mortgage must meet the minimum Indicator Score requirement set forth on Exhibit A attached to this Attachment. A Mortgage for which the Seller is unable to meet this requirement is not eligible to be delivered under this Attachment.

•	At a minimum, the Borrower must have a 12-month housing payment (Mortgage or rental) history. A Borrower who cannot meet this requirement is not eligible for a Non-Loan Prospector No Income No Asset Verification and Documentation Mortgage.

•	The Seller must verify the Borrower’s current and prior housing payment histories (Mortgage or rental). If the credit reports obtained do not contain a reference covering at least the most recent 12 months for the Borrower’s housing payment, the Seller must directly verify and document accordance with Section 37.11 of the Guide. The Mortgage is not eligible if any direct verification indicates the Borrower has been late on their housing payment in the past 12 months.

•	If the credit report indicates recent inquiries, the Seller must confirm that the Borrower has not obtained any additional credit that is not contained in the credit report.

Bankruptcy, foreclosure or deed in lieu of foreclosure requirements

When a Borrower’s previous credit history indicates a bankruptcy, foreclosure or deed-in-lieu of foreclosure, the Seller must obtain a credit report or other credit documentation evidencing the Borrower has re-established an acceptable credit reputation for at least 4 years. Two years may also be acceptable after the discharge of a Chapter 13 bankruptcy, regardless of circumstances. A 2-year re-establishment of credit may be acceptable if the previous action related to a Chapter 7 or Chapter 11 bankruptcy, a foreclosure or deed-in-lieu of foreclosure that resulted in extenuating circumstances as evidenced by the documentation in the Mortgage file.

The Borrower’s re-established credit must evidence all of the following:

•	The credit report and other credit documents shows all of the Borrower’s credit is current;

•	A minimum of four payment references. At least one of the payment references must be a Tradeline credit and one a housing-related Tradeline;

•	Three of the four payment reference must have been active in the last 24 months;

•	No more than two installment debts or revolving debts were past due in the last 24 months;

•	No installment or revolving debt payments were 60 days or more past due since the discharge of the bankruptcy or completion of the foreclosure or deed-in-lieu of foreclosure;

•	No housing payments were past due since the discharge of the bankruptcy or completion of the foreclosure or deed-in-lieu of foreclosure;

•	No new public records for bankruptcy, foreclosure, deed-in-lieu of foreclosure, unpaid judgments, collections, garnishments, liens, etc.

V.	Qualifying Ratios

The Seller is not required to calculate the Borrower’s qualifying ratios for Non-Loan Prospector No Income No Asset Verification and Documentation Mortgages.

VI.	Reserves

Reserves are not required.

VII.	Borrower Funds

Except for gifts, grants from An Agency, cash-on hand and Sweat Equity, Borrower Funds may come from cash or other equity, as defined in Sections 26.2 and 26.3.

Verification of sources of cash, other equity or assets used for downpayment, Closing Costs, prepaid items, Financing Costs and /or reserves is not required.

VIII.	Interested party contributions

Funds originating from an interested party as defined in Section 25.3 are not permitted.

IX.	Mortgage insurance requirements

Non-Loan Prospector No Income No Asset Verification and Documentation Mortgages must have standard mortgage insurance coverage meeting the requirements of Section 27.1 (a) of the Guide.

X.	Appraisal requirements

The Seller must obtain an appraisal on one of the following appraisal reports:

•	Uniform Residential Appraisal Report (Form 70)

•	Small Residential Income Property Appraisal Report (Form 72)

•	Individual Condominium Unit Appraisal Report (Form 465)

•	Summary Quantitative Analysis Report (Form 2055) with interior inspection and exterior inspection

XI.	Delivery Instructions and Eligibility:

1.	Special Characteristics Code. In connection with the delivery of each Non-Loan Prospector No Income No Asset Verification and Documentation Mortgage, Seller must enter the following code in one of the special characteristics code fields of the Mortgage Submission Voucher – Form 11:

948        Non-Loan Prospector No Income No Asset Verification and Documentation Mortgage

2.	Not Eligible For Gold Cash Xtra. Non-Loan Prospector No Income No Asset Verification and Documentation Mortgages are not eligible for sale under Gold Cash Xtra.

XII.	Postsettlement delivery fee.

Postsettlement delivery fees will be assessed and billed to Seller in connection with the sale of Non-Loan Prospector No Income No Asset Verification and Documentation Mortgages. The amount of the delivery fee is indicated on the Delivery Fee Matrix attached to the Master Commitment under which the Mortgages are delivered and must be paid in accordance with the delivery fee provisions outlined in Section 17.2.

XIII.	Right to Amend and Terminate.

Freddie Mac may amend, supplement, revise or terminate any of the provisions of this Attachment, in whole or in part, upon written notice to Seller during the term of Seller’s Master Agreement.

Exhibit 3-A

Purchase and “No Cash-Out” Refinance Mortgages[1] (Fixed-rate Mortgages only)
Property type and occupancy	Max. LTV w/o sec. fin.	Max. LTV/TLTV w/sec. fin.	Max. HTLTV w/sec. fin.	Minimum Indicator Score if LTV ratio less than or equal to 75%	Minimum Indicator Score if LTV ratio greater than 75%
1-2 unit Primary Residence or second home	90%	90%	90%	680	700
1-2 unit Investment Property	90%	90%	90%	680	720
3-4 unit Primary Residence and Investment Property	80%	80%	80%	700	720

[1] Streamlined refinance Mortgages are not permitted

Cash-Out Refinance Mortgages (Fixed-rate Mortgages only)
Property type and occupancy	Max. LTV w/o sec. fin.	Max. LTV/TLTV w/sec. fin.	Max. HTLTV w/sec. fin.	Minimum Indicator Score if LTV ratio less than or equal to 75%	Minimum Indicator Score if LTV ratio greater than 75%
1-2 unit Primary Residence	90%	Mortgages with secondary financing are not permitted		680	720
1-unit second home	80%			680	720
1-2 unit Investment Property	75%			680
3-4 unit Primary Residence	75%			700	Not permitted

4.	Non-Loan Prospector Mortgages with No Qualifying Ratios

The provisions of this Attachment permit the sale of Non-Loan Prospector Mortgages for which the Borrower has disclosed his/her income source on the Mortgage application but has not disclosed the income amount, and the Seller is not required to calculate qualifying ratios (Non-Loan Prospector No Ratio Mortgages).

I.	Eligible Mortgages

(a)	Mortgage purpose. A Non-Loan Prospector No Ratio Mortgage may be a purchase transaction, “no cash-out”, or cash-out refinance Mortgage.

(b)	Mortgage and product types. A Non-Loan Prospector No Ratio Mortgage must be a 15-, 20- or 30-year fixed-rate fully amortizing conventional whole Mortgage (Balloon/Reset Mortgages and ARMs are not eligible).

A Non-Loan Prospector No Ratio Mortgage must not be:

•	An A-minus Mortgage

•	A Seasoned Mortgage

•	A Mortgage subject to a temporary subsidy buydown

•	A streamlined refinance Mortgage

(c)	Mortgaged Premises. A Non-Loan Prospector No Ratio Mortgage may be secured by a 1-4 unit Primary Residence, a second home, and a 1-4 unit Investment Property. The Seller represents and warrants that Non-Loan Prospector No Ratio Condominium Unit Mortgages meet Freddie Mac’s Class III Condominium Project requirements.

The Mortgaged Premises may not be a:

•	Manufactured Home

•	Condominium Unit located in a Class I or Class II Condominium Project

•	Cooperative Unit

(d)	Eligible Borrowers/occupancy. The Borrower may be a United States citizen or a permanent resident alien. For Mortgages secured by a Primary Residence or second home, all Borrowers must occupy the Mortgaged Premises, and non-occupant Borrowers are not permitted.

(e)	Maximum LTV/TLTV/HTLTV ratios. The LTV/TLTV/HTLTV ratios for a Non-Loan Prospector No Ratio Mortgage may not exceed the maximum LTV/TLTV/HTLTV ratios set forth in Exhibit 4-A attached to this Attachment.

II.	Mortgage Application/Seller Representation and Warranty/Eligible Sources of Income

The Seller represents and warrants that the Borrower income amount was not disclosed, verified or documented at any time on the Mortgage application or on any other document in the Mortgage file. All sections of the application, other than the income amount, must be completed. The Seller represents and warrants that other factors in the Mortgage file demonstrate the reasonableness of the Mortgage amount.

In addition, with respect to each Mortgage delivered under this Attachment, the Seller must verify that the income source disclosed on the Mortgage application is accurate.

The Seller may use the Borrower’s income from employment, self-employment and non-employment income sources.

III.	Income Source Documentation Requirements

Documentation verifying all income sources is required. The Seller is not required to obtain an IRS Form 8821 or 4506 from the Borrower.

(a)	Employed Borrowers. The Seller must document the source of income with a verbal verification of employment (VOE). The Seller must verify either:

•	two continuous years of Borrower employment with the same employer, or

•	two continuous years of Borrower employment in a position in the same line of work

For any employment gaps that exceed 30 days, the Borrower must provide a written explanation.

An employed Borrower who receives income from commission, per job/contract basis or is employed by the property seller, real estate broker, or a closely held family business may follow the same documentation requirements.

Use of stated Trailing Co-Borrower income is not permitted.

(b)	Self-employed Borrower. For self-employed Borrowers, the Seller must verify and document the business has been in operation for at least two years by obtaining and retaining in the Mortgage file:

•	A copy of a business license, or

•	Alternative confirmation of the existence of the business, such as through a business directory listing or a signed letter from an attorney or CPA

(c)	Non-employed income. If the Borrower receives income from sources other than employment and self-employment, such as Social Security, trust, investments, etc., the Seller must verify a two-year history of receipt of income from that source (but not the income amount). The Seller must obtain third party documentation verifying the non-employed income source, such as a letter from the appropriate pension provider or public agency or a letter from the Borrower’s accountant.

(i)	Alimony, child support, separate maintenance

The Seller must verify a six-month history of receipt of the income (not the amount).

(ii)	Rental income

The Seller must verify the Borrower has a two-year history of managing rental properties and a two-year history of receipt of the income from this source. Verification may include a letter from an accountant or a two-year Mortgage history of timely payments for rental properties on the Borrower’s credit report. Stated rental income generated from the Borrower’s second home or 1-unit Primary Residence may not be used to qualify the Borrower.

IV.	Borrower Credit reputation

All of the following credit reputation requirements listed below must be met:

•	The Mortgage must meet the minimum Indicator Score requirement set forth on Exhibit A attached to this Attachment. A Mortgage for which the Seller is unable to meet this requirement is not eligible to be delivered as a Non-Loan Prospector No Ratio Mortgage.

•	At a minimum, the Borrower must have a 12-month housing payment (Mortgage or rental) history. A Borrower who cannot meet this requirement is not eligible for a Non-Loan Prospector No Ratio Mortgage.

•	The Seller must verify the Borrower’s current and prior housing payment histories (Mortgage or rental). If the credit reports obtained do not contain a reference covering at least the most recent 12 months for the Borrower’s housing payment, the Seller must directly verify and document accordance with Section 37.11 of the Guide. The Mortgage is not eligible for delivery under this Attachment if any direct verification indicates the Borrower has been late on their housing payment in the past 12 months.

•	The Seller must verify any debt that is not shown on the credit report.

•	If the credit report indicates recent inquiries, the Seller must confirm that the Borrower has not obtained any additional credit that is not contained in the credit report.

Bankruptcy, foreclosure or deed in lieu of foreclosure requirements

When a Borrower’s previous credit history indicates a bankruptcy, foreclosure or deed-in-lieu of foreclosure, the Seller must obtain a credit report or other credit documentation evidencing the Borrower has re-established an acceptable credit reputation for at least 4 years. Two years may be acceptable after the discharge of a Chapter 13 bankruptcy, regardless of circumstances. A 2-year re-establishment of credit may be acceptable if the previous action related to a Chapter 7 or Chapter 11 bankruptcy, a foreclosure or deed-in-lieu of foreclosure that resulted in extenuating circumstances as evidenced by the documentation in the Mortgage file.

The Borrower’s re-established credit must evidence all of the following:

•	The credit report and other credit documents show all of the Borrower’s credit is current

•	A minimum of four payment references. At least one of the payment references must be a Tradeline credit and one a housing-related Tradeline

•	Three of the four payment references must have been active in the last 24 months

•	No more than two installment debts or revolving debts were past due in the last 24 months

•	No installment or revolving debt payments were 60 days or more past due since the discharge of the bankruptcy or completion of the foreclosure or deed-in-lieu of foreclosure

•	No housing payments were past due since the discharge of the bankruptcy or completion of the foreclosure or deed in lieu of foreclosure

•	No new public records for bankruptcy, foreclosure, deed in lieu of foreclosure, unpaid judgments, collections, garnishments, liens, etc.

V.	Qualifying Ratios

The Seller is not required to calculate the Borrower’s qualifying ratios for Non-Loan Prospector No Ratio Mortgages.

VI.	Reserves

For a Mortgage secured by a Primary Residence or second home, reserves in an amount of six months’ payments of principal, interest, taxes and insurance (PITI) are required. For an Investment Property Mortgage, reserves of 12 months’ PITI are required.

All of the following are unacceptable sources of reserves:

•	Cash proceeds from the subject property refinance transaction

•	Funds from 401 (k), KEOGH, 403(b) and other IRS-qualified employer plans that are not vested

•	A fund that cannot be withdrawn under circumstances other than the account owner’s death, retirement, or employment termination

•	Stock held in an unlisted corporation

•	Interested party contributions

VII.	Borrower Funds

Except for gifts, grants from An Agency, cash-on hand and Sweat Equity, Borrower Funds may come from cash or other equity, as defined in Sections 26.2 and 26.3.

When Borrower Funds include proceeds from the sale of the Borrower’s assets, the Seller must obtain written verification that the individual purchasing the asset is not an interested party to the transaction.

All assets disclosed on the application and used to qualify the Borrower must be verified.

VIII.	Interested party contributions

Funds originating from an interested party as defined in Section 25.3 are not permitted.

IX.	Mortgage insurance requirements

Non-Loan Prospector No Ratio Mortgages must have standard mortgage insurance coverage meeting the requirements of Section 27.1(a) of the Guide.

X.	Appraisal requirements

The Seller must obtain an appraisal on one of the following appraisal reports:

•	Uniform Residential Appraisal Report (Form 70)

•	Small Residential Income Property Appraisal Report (Form 72)

•	Individual Condominium Unit Appraisal Report (Form 465)

•	Summary Quantitative Analysis Report (Form 2055) with interior inspection and exterior inspection

XI.	Delivery Instructions and Eligibility

1.	Special Characteristics Code. In connection with the delivery of each Non-Loan Prospector No Ratio Mortgage, Seller must enter the following code in one of the special characteristics code fields of the Mortgage Submission Voucher – Form 11:

947         Non-Loan Prospector No Ratio Mortgage

2.	Not Eligible under Gold Cash Xtra. Non-Loan Prospector No Ratio Mortgages are not eligible for sale under Gold Cash Xtra.

XII.	Postsettlement delivery fee

Postsettlement delivery fees will be assessed and billed to Seller in connection with the sale of Non-Loan Prospector No Ratio Mortgages. The amount of the delivery fee is indicated on the Delivery Fee Matrix attached to the Master Commitment under which the Mortgages are delivered and must be paid in accordance with the delivery fee provisions outlined in Section 17.2.

XIII.	Right to Amend and Terminate

Freddie Mac may amend, supplement, revise or terminate any of the provisions of this Attachment, in whole or in part, upon written notice to Seller during the term of Seller’s Master Agreement.

Exhibit 4-A

Purchase and “No Cash-Out” Refinance Mortgages[1] (Fixed-rate Mortgages only)
Property type and occupancy	Max. LTV w/o sec. fin.	Max. LTV/TLTV w/sec. fin.	Max. HTLTV w/sec. fin.	Minimum Indicator Score if LTV ratio less than or equal to 75%	Minimum Indicator Score if LTV ratio greater than 75%
1-2 unit Primary Residence or second home	90%	90%	90%	680	700
1-2 unit Investment Property	90%	90%	90%	680	720
3-4 unit Primary Residence and Investment Property	80%	80%	80%	700	720

[1] Streamlined refinance Mortgages are not permitted

Cash-Out Refinance Mortgages (Fixed-rate Mortgages only)
Property type and occupancy	Max. LTV w/o sec. fin.	Max. LTV/TLTV w/sec. fin.	Max. HTLTV w/sec. fin.	Minimum Indicator Score if LTV ratio less than or equal to 75%	Minimum Indicator Score if LTV ratio greater than 75%
1-2 unit Primary Residence	90%	Mortgages with secondary financing are not permitted		680	720
1-unit second home	80%			680	720
1-2 unit Investment Property	75%			680
3-4 unit Primary Residence	75%			700	Not permitted

5.	Loan Prospector Stated Income Mortgages

The provisions of this Attachment permit the sale of Loan Prospector Mortgages for which the Seller is required to verify the source of income stated by the Borrower on the Mortgage application but is not required to verify the amount of income (“Loan Prospector Stated Income Mortgages”

I.	Eligible Mortgages

(a)	Mortgage purpose. A Loan Prospector Stated Income Mortgage may be a purchase transaction, “no cash-out”, or cash-out refinance Mortgage.

(b)	Mortgage and product types. A Loan Prospector Stated Income Mortgage must be a 15-, 20- or 30-year fixed-rate fully amortizing conventional whole Mortgage (Balloon/Reset Mortgages and ARMs are not eligible).

A Loan Prospector Stated Income Mortgage must not be:

•	An A-minus Mortgage

•	A Seasoned Mortgage

•	A Mortgage subject to a temporary subsidy buydown

•	A streamlined refinance Mortgage

(c)	Mortgaged Premises. A Loan Prospector Stated Income Mortgage may be secured by a 1-4 unit Primary Residence, a second home, and a 1-4 unit Investment Property. The Seller represents and warrants that all Loan Prospector Stated Income Condominium Unit Mortgages meet Freddie Mac’s Class III Condominium Project requirements.

The Mortgaged Premises may not be a:

•	Manufactured Home

•	Condominium Unit located in a Class I or Class II Condominium Project

•	Cooperative Unit

(d)	Eligible Borrowers/occupancy. The Borrower may be a United States citizen, a permanent resident alien, or a nonpermanent resident alien. For Mortgages secured by a Primary Residence or second home, all Borrowers must occupy the Mortgaged Premises, and non-occupant Borrowers are not permitted.

(e)	Maximum LTV/TLTV/HTLTV ratios. The LTV/TLTV/HTLTV ratios for a Loan Prospector Stated Income Mortgage may not exceed the maximum LTV/TLTV/HTLTV ratios set forth in Exhibit 5-A attached to this Attachment.

II.	Stated Income/Seller Representation and Warranty/Eligible Sources of Income

The Seller represents and warrants that the Borrower’s stated income amount used to qualify the Borrower was not verified or documented at any time. All sections of the application must be completed. The Seller represents and warrants that other factors in the Mortgage file demonstrate the reasonableness of the stated income amount.

In addition, with respect to each Mortgage delivered under this Attachment, the Seller must verify that the income source disclosed on the Mortgage application is accurate.

The Seller may use the Borrower’s stated income from employment, self-employment and non-employment income sources to qualify the Borrower.

III.	Income Source Documentation Requirements

Regardless of any Feedback Message to the contrary, the Seller must document all sources of Borrower income in accordance with the provisions of this Section.

All employed Borrowers and self-employed Borrowers are required to sign an IRS Form 8821 or 4506.

(a)	Employed Borrowers. The Seller must document the source of employment income with a verbal verification of employment (VOE). The Seller must verify either:

•	two continuous years of Borrower employment with the same employer, or

•	two continuous years of Borrower employment in a position in the same line of work

For any employment gaps that exceed 60 days, the Borrower must provide a written explanation.

An employed Borrower who receives income from commission, per job/contract basis or is employed by the property seller, real estate broker, or a closely held family business may follow the same documentation requirements.

The Seller may use Trailing Co-Borrower income to qualify the Borrower if all of the requirements below are met:

•	Trailing Co-Borrower has an Underwriting Score of 680 or greater identified in accordance with the requirements of Section 37.5 of the Guide

•	the income is not from self-employment

•	100% of the Trailing Co-Borrower can be used as long as the stated income does not exceed 30% of the total qualifying income amount. If the stated Trailing Co-Borrower income exceeds 30%, only 50% of the stated income can be used to qualify the Borrower

•	the Trailing Co-Borrower was continuously employed in the same occupation for the two years immediately preceding the relocation

•	the Trailing Co-Borrower provides a statement of intent to work in the new location and describes the occupation for which he or she intends to seek employment

•	based upon a review of the job market in the new location, the Seller reasonably determines that employment opportunities and earning potential for the Trailing Co-Borrower are comparable or better than the opportunities in the former location

The Trailing Co-Borrower previous employment may be verified by a verbal verification of employment meeting the requirements of Section 37.20(b) of the Guide. For the previous employment, the Seller must verify the source of the income from the previous employment.

If the requirements of this Section III cannot be met, the stated Trailing Co-Borrower income amount may only be used as a compensating factor for a higher qualifying ratio.

(b)	Self-employed Borrower. For self-employed Borrowers, the Seller must verify and document the business has been in operation for at least two years by obtaining and retaining in the Mortgage file:

•	A copy of a business license, or

•	Alternative confirmation of the existence of the business, such as through a business directory listing or a signed letter from an attorney or CPA

(c)	Non-employed income. If the Borrower receives income from sources other than employment and self-employment, such as Social Security, trust, investments, etc., the Seller must verify a two-year history of receipt of income from that source. The Seller must obtain third party documentation verifying the non-employed income source, such us a letter from the appropriate pension provider or public agency or a letter from the Borrower’s accountant.

(i)	Alimony, child support, separate maintenance

Stated income from Alimony, child support, and separate maintenance is permitted as long as the Seller verifies a two-year history of receipt of the income (not the amount) Income received for less than two years may not be considered as acceptable stable income, but may be used as a compensating factor.

(ii)	Rental income

The Seller must verify the Borrower has a two-year history of managing rental properties and a two-year history of receipt of income from this source. Verification may include a letter from the Borrower’s accountant or a two-year Mortgage history of timely payments for rental properties on the Borrower’s credit report. Stated rental income generated from the Borrower’s second home or 1-unit Primary Residence may not be used to qualify the Borrower.

IV.	Borrower Credit reputation

All of the following credit reputation requirements listed below must be met:

•	The Mortgage must be a Loan Prospector Accept Mortgage and meet the minimum Indicator Score requirement set forth on Exhibit A attached to this Attachment. A Mortgage for which the Seller is unable to meet both requirements is not eligible to be delivered as a Loan Prospector Stated Income Mortgage.

•	At a minimum, the Borrower must have a 12-month housing payment (Mortgage or rental) history. A Borrower who cannot meet this requirement is not eligible for a Loan Prospector Stated Income Mortgage.

•	The Seller must verify the Borrower’s current and prior housing payment histories (Mortgage or rental). If the credit reports obtained do not contain a reference covering at least the most recent 12 months for the Borrower’s housing payment, the Seller must directly verify and document the current and prior housing payment histories in accordance with Section 37.11 of the Guide. The Mortgage is not eligible for delivery as a Loan Prospector Stated Income Mortgage if any direct verification indicates the Borrower has been late on their housing payment in the past 12 months.

•	Explanations of inquiries on the credit report are not required and the Seller is not required to determine whether additional credit was granted as a result of the Borrower’s request.

Bankruptcy, foreclosure or deed in lieu of foreclosure requirements

When a Borrower’s previous credit history indicates a bankruptcy, foreclosure or deed-in-lieu of foreclosure, the Seller must obtain a credit report or other credit documentation evidencing the Borrower has re-established an acceptable credit reputation for at least 4 years. Two years may be acceptable after the discharge of a Chapter 13 bankruptcy, regardless of circumstances. A 2-year re-establishment of credit may also be acceptable if the previous action related to a Chapter 7 or Chapter 11 bankruptcy, a foreclosure or deed-in-lieu of foreclosure that resulted in extenuating circumstances as evidenced by the documentation in the Mortgage file.

The Borrower’s re-established credit must evidence all of the following:

•	The credit report and other credit documents show all of the Borrower’s credit is current

•	A minimum of four payment references. At least one of the payment references must be a Tradeline credit and one a housing-related Tradeline.

•	Three of the four payment references must have been active in the last 24 months

•	No more than two installment debts or revolving debts were past due in the last 24 months

•	No installment or revolving debt payments were 60 days or more past due since the discharge of the bankruptcy or completion of the foreclosure or deed-in-lieu of foreclosure

•	No housing payments were past due since the discharge of the bankruptcy or completion of the foreclosure or deed-in-lieu of foreclosure

•	No new public records for bankruptcy, foreclosure, deed-in-lieu of foreclosure, unpaid judgments, collections, garnishments, liens, etc.

V.	Reserves

For a Mortgage secured by a Primary Residence or second home, reserves in an amount of six months’ payments of principal, interest, taxes and insurance (PITI) are required. For an Investment Property Mortgage, reserves of 12 months’ PITI are required.

All of the following are unacceptable sources of reserves:

•	Cash proceeds from the subject property refinance transaction

•	Funds from 401(k), KEOGH, 403(b) and other IRS-qualified employer plans that are not vested

•	A fund that cannot be withdrawn under circumstances other than the account owner’s death, retirement, or employment termination

•	Stock held in an unlisted corporation

•	Interested party contributions

VI.	Borrower Funds

Except for gifts, grants from An Agency, cash-on hand and Sweat Equity, Borrower Funds may come from cash or other equity, as defined in Sections 26.2 and 26.3.

When Borrower Funds include proceeds from the sale of the Borrower’s assets, the Seller must obtain written verification that the individual purchasing the asset is not an interested party to the transaction.

All assets disclosed on the application and used to qualify the Borrower must be verified.

VII.	Interested party contributions

Funds originating from an interested party as defined in Section 25.3 are not permitted.

VIII.	Mortgage insurance requirements

Loan Prospector Stated Income Mortgages must have standard mortgage insurance coverage meeting the requirements of Section 27.1 (a) of the Guide. Such Mortgages are not eligible for lender-paid mortgage insurance, Reduced Mortgage Insurance or Custom Mortgage Insurance, regardless of any Feedback Certificate message to the contrary.

IX.	Appraisal requirements

Regardless of any Feedback Certificate message to the contrary, the Seller must obtain an appraisal on one of the following appraisal reports:

•	Uniform Residential Appraisal Report (Form 70)

•	Small Residential Income Property Appraisal Report (Form 72)

•	Individual Condominium Unit Appraisal Report (Form 465)

•	Summary Quantitative Analysis Report (Form 2055) with interior inspection and exterior inspection

X.	Delivery Instructions and Eligibility

1.	Special Characteristics Code. In connection with the delivery of each Loan Prospector Stated Income Mortgage, Seller must enter the following code in one of the special characteristics code fields of the Mortgage Submission Voucher–Form 11:

946                        Loan Prospector Stated Income Mortgage

2.	Ineligible for Gold Cash Xtra. Loan Prospector Stated Income Mortgages are not eligible for delivery under Gold Cash Xtra.

XI.	Postsettlement delivery fee

Postsettlement delivery fees will be assessed and billed to Seller in connection with the sale of Loan Prospector Stated Income Mortgages. The amount of the delivery fee is indicated on the Delivery Fee Matrix attached to the Master Commitment under which the Mortgages are delivered and must be paid in accordance with the delivery fee provisions outlined in Section 17.2.

XII.	Right to Amend and Terminate

Freddie Mac may amend, supplement, revise or terminate any of the provisions of this Attachment, in whole or in part, upon written notice to Seller during the term of Seller’s Master Agreement.

Exhibit 5-A

Purchase and “No Cash-Out” Refinance Mortgages[1] (Fixed-rate Mortgages only)
Property type and occupancy	Max. LTV w/o sec. fin.	Max. LTV/TLTV w/sec. fin.	Max. HTLTV w/sec. fin.	Minimum Indicator Score if LTV ratio less than or equal to 75%	Minimum Indicator Score if LTV ratio greater than 75%
1-2 unit Primary Residence or second home	90%	90%	90%	680	700
1-2 unit Investment Property	90%	90%	90%	680	720
3-4 unit Primary Residence and Investment Property	80%	80%	80%	700	720

[1] Streamlined refinance Mortgages are not permitted

Cash-Out Refinance Mortgages (Fixed-rate Mortgages only)
Property type and occupancy	Max. LTV w/o sec. fin.	Max. LTV/TLTV w/sec. fin.	Max. HTLTV w/sec. fin.	Minimum Indicator Score if LTV ratio less than or equal to 75%	Minimum Indicator Score if LTV ratio greater than 75%
1-2 unit Primary Residence	90%	Mortgages with secondary financing are not permitted		680	720
1-unit second home	80%			680	720
1-2 unit Investment Property	75%			680
3-4 unit Primary Residence	75%			700	Not permitted

ATTACHMENT 3

JUNIOR GUARANTOR PROGRAM ATTACHMENT

Special Negotiated Provisions Applicable to

Mortgages Delivered under the SS& TG Junior Guarantor Program

This Attachment, including the exhibits, if any, describes the terms under which Freddie Mac will purchase Mortgages under the special Guarantor delivery program developed by Freddie Mac’s Securities Sales & Trading Group (“SS&TG”). Mortgages delivered pursuant to this Attachment are subject to the provisions of the Guide, as amended by this Attachment.

1.	Definitions. Terms used in this Attachment, including terms not capitalized, are defined or otherwise described in the Guide.

Junior Guarantor Mortgages are Mortgages permitted to be sold to Freddie Mac in exchange for Junior Guarantor PCs described in the Exhibit to this Attachment titled “ELIGIBLE JUNIOR GUARANTOR PRODUCTS”. Eligible Junior Guarantor Mortgages that are adjustable rate mortgages are referred to as “Junior Guarantor ARMs”.

Junior Guarantor PCs are Freddie Mac PCs backed by pools of Junior Guarantor Mortgages with the characteristics described in this Attachment. For Adjustable Rate Mortgages, Junior Guarantor PCs are Freddie Mac WAC ARM PCs.

2.	Eligible Products and Pool Size. Seller may sell eligible Junior Guarantor Mortgages in exchange for Junior Guarantor PCs in accordance with the terms of this Attachment. The terms and conditions specified in the Guide governing the sale of Mortgages to Freddie Mac in exchange for PCs will apply to Junior Guarantor Mortgages, except as modified by this Agreement. For Adjustable Rate Mortgages, the terms and conditions specified in the Guide governing the sale of ARMs to Freddie Mac in exchange for WAC ARM PCs will apply to Junior Guarantor ARMs, except as modified by this Agreement.

Although the provisions of Sections 17.7(c) and 29.6(f) first bullet of the Guide provide otherwise, Junior Guarantor PCs shall have a minimum pool size of $50,000.

3.	Guarantee Fee. Provided that Seller elects the Accelerated Remittance Cycle in connection with its sale of eligible Junior Guarantor Mortgages to Freddie Mac, the guarantee fee shall be 0.00 basis points for each Junior Guarantor Mortgage sold to Freddie Mac in exchange for a Junior Guarantor PC. The guarantee fee will be adjusted if Seller elects to use a different remittance cycle.

4.	Sale of Junior Guarantor PCs to SS&TG. Seller agrees to sell each Junior Guarantor PC to SS&TG pursuant to a “forward sale” with SS&TG.

5.	Product/Program Codes. Within the same trade month that Seller enters into a forward trade to sell a Junior Guarantor PC to SS&TG, Seller shall contact Freddie Mac’s

Commitment Services Department (703-761-7170) to enter into a binding commitment to sell eligible Junior Guarantor Mortgages to Freddie Mac in exchange for the Junior Guarantor PCs that will be sold to SS&TG.

When delivering Junior Guarantor Mortgages to Freddie Mac, Seller shall use the product/program codes specified in the Exhibit to this Attachment titled “OFFER PRODUCT/PROGRAM CODES EXHIBIT”.

6.	Variable Servicing. In connection with the sale of each Junior Guarantor ARM to Freddie Mac, Seller shall specify a Servicing Spread (“Coupon Servicing Spread”), a Margin Servicing Spread, and a Life-of-Loan Cap Servicing Spread that meets the requirements of Section 30.2(h) of the Guide for l-year Treasury ARMs.

The Coupon Servicing Spread, the Margin Servicing Spread and the Life-of-Loan Cap Servicing Spread must not be less than 25.0 basis points (0.250 percent), provided however that Seller may specify servicing which varies at intervals in the life of the Mortgage (pool formation, adjustment at index plus margin, and adjustment limited by Life-of-Loan Cap) (“variable servicing’) provided that:

(a)	when calling the Freddie Mac Commitment Line to take down a conversion, Seller must speak to a Conversion Representative and specify the Coupon Servicing Spread, the Margin Servicing Spread, and the Life-of-Loan Cap Servicing Spread; the various servicing spreads will be applied to each Mortgage in each PC pool delivered pursuant to such conversion;

(b)	the PC Coupon at issuance of the PC for such Mortgages in which Seller has specified variable servicing is calculated by reducing the Mortgage Coupon of each such ARM in the related PC Pool by the related Coupon Servicing Spread retained by Seller to yield a net figure for each Mortgage, then computing the weighted average of the resulting net figures using the UPB of each Mortgage as a weight, and subtracting the Required Spread from the resulting weighted average;

(c)	the Required Net Yield of each Mortgage for which Seller has specified variable servicing equals the Gross Mortgage Coupon minus the Coupon Servicing Spread. Following an interest change date, the Required Net Yield for each such Mortgage equals the Gross Mortgage Margin plus the applicable index value, rounded to the nearest one-eight of one percent (0.125 percent), minus the appropriate Servicing Spread, subject to periodic rate caps, and required net Life-of-Loan Caps;

(d)	the Required Net Margin for each Mortgage for which Seller has specified variable servicing equals the Gross Mortgage Margin minus the Margin Servicing Spread; and

(e)	the required net Life-of-Loan Cap of each Mortgage for which Seller has specified variable servicing equals the gross Life-of-Loan Cap minus the Life-of- Loan Cap Servicing Spread.

7.	Modification. Seller agrees that Freddie Mac may amend, supplement, revise or terminate any of the provisions of this Attachment, including any of the Exhibits to this Attachment or any of the other Attachments referenced in this Attachment or in the Exhibits to this Attachment, upon 90 days prior written notice to Seller during the term of this Master Agreement.

EXHIBIT

ELIGIBLE JUNIOR GUARANTOR PRODUCTS

TO JUNIOR GUARANTOR PROGRAM ATTACHMENT

This Exhibit to the Junior Guarantor Program Attachment, states the products eligible to be sold to Freddie Mac in exchange for Junior Guarantor PCs (“Junior Guarantor Mortgages”). Eligible adjustable rate mortgages are referred to as “Junior Guarantor ARMs”.

1.	Treasury ARMs meeting the requirements of the Treasury-Indexed ARMs Attachment (Junior Guarantor Program) to Seller’s Master Agreement and the terms of the Junior Guarantor Program Attachment.

2.	LIBOR ARMs meeting the requirements of the LIBOR ARMs Attachment and the terms of the Junior Guarantor Program Attachment.

When delivering Junior Guarantor ARMs to Freddie Mac, although the Purchase Documents for the specific product may provide otherwise, Seller must use the offer product/program codes specified in the Exhibit to this Attachment titled “OFFER PRODUCT/PROGRAM CODES EXHIBIT”.

Freddie Mac may unilaterally add or delete, modify or amend one or more eligible Junior Guarantor ARM products upon 90 days prior written notice to Seller.

EXHIBIT

OFFER PRODUCT/PROGRAM CODES

TO JUNIOR GUARANTOR PROGRAM ATTACHMENT

This Exhibit to the Junior Guarantor Program Attachment, lists the Offer Product/Program Codes to be used with Junior Guarantor ARMs sold to Freddie Mac in exchange for Junior Guarantor PCs.

Instructions. On the trade month that Seller enters into a forward trade to sell a Junior Guarantor PC to SS&TG, Seller must contact Freddie Mac’s Commitment Services Department (703-761-7170) to enter into a binding commitment to sell Junior Guarantor ARMs to Freddie Mac in exchange for the Junior Guarantor PCs that will be sold to SS&TG. When delivering Junior Guarantor ARMs, Seller must specify the applicable offer products/program code stated below.

I.	Treasury ARMs

A.	Nonconvertible Treasury ARMs

Nonconvertible Treasury ARMs

Features	Offer Product-Product Code
	ARC Remittance		First Tuesday Remittance
3/1 Treasury ARM (2/2/6)	192-011		192-012
5/1 Treasury ARM (2/2/5)
Assumable Life of Loan	194-013	*	194-014	*
Assumable after Initial Period	194-015	*	194-016	*
5/1 Treasury ARM (2/2/6)
Assumable Life of Loan	194-013	*	194-014	*
Assumable after Initial Period	194-015	*	194-016	*
5/1 Treasury ARM (5/2/5)	811-002		811-003
7/1 Treasury ARM (5/2/5)	639-004		639-005
10/1 Treasury ARM (5/2/5)	643-003		643-004

B.	Convertible Treasury ARMs

Convertible Treasury ARMs

Features	Offer Product-Program Code
	ARC Remittance		First Tuesday Remittance
3/1 Treasury ARM (2/2/6)	254-006		254-007
5/1 Treasury ARM (2/2/5)
Assumable Life of Loan**	256-007	*	256-008	*
Assumable after Initial Period**	256-009	*	256-010	*
5/1 Treasury ARM (2/2/6)
Assumable Life of Loan**	256-007	*	256-008	*
Assumable after Initial Period**	256-009	*	256-010	*
5/1 Treasury ARM (5/2/5)	812-002		812-003
7/1 Treasury ARM (5/2/5)	640-006		640-007
10/1 Treasury ARM (5/2/5)	644-003		644-004

*	The Junior Guarantor Program offer product/program numbers for the 5/1 Treasury ARM (2/2/5) and (2/2/6) are the same.

**	Until Conversion Option exercised.

II.	LIBOR ARMs

A.	Nonconvertible LIBOR ARMs

Nonconvertible LIBOR ARMs

Features	Offer Product-Program Code
	ARC Remittance		First Tuesday Remittance
1-year LIBOR ARM (2/6)	726-002		726-003
1-year LIBOR ARM (3/6)	727-002		727-003
3/1 LIBOR ARM (2/2/5)	715-002	*	715-003	*
3/1 LIBOR ARM (2/2/6)	715-002	*	715-003	*
3/1 LIBOR ARM (3/2/6)	722-002		722-003
5/1 LIBOR ARM (2/2/5)	716-004	**	716-005	**
5/1 LIBOR ARM (2/2/6)	716-004	**	716-005	**
5/1 LIBOR ARM (3/2/6)	723-002		723-003
5/1 LIBOR ARM (5/2/5)	717-002		717-003
7/1 LIBOR ARM (5/2/5)	718-002		718-003
10/1 LIBOR ARM (5/2/5)	719-002		719-003

B.	Convertible LIBOR ARMs

Convertible LIBOR ARMs

Features	Offer Product-Program Code
	ARC Remittance		First Tuesday Remittance
1-year LIBOR ARM (2/6)	728-002		728-003
1-year LIBOR ARM (3/6)	729-002		729-003
3/1 LIBOR ARM (2/2/5)	730-002	*	730-003	*
3/1 LIBOR ARM (2/2/6)	730-002	*	730-003	*
3/1 LIBOR ARM (3/2/6)	731-002		731-003
5/1 LIBOR ARM (2/2/5)	732-002	**	732-003	**
5/1 LIBOR ARM (2/2/6)	732-002	**	732-003	**
5/1 LIBOR ARM (3/2/6)	733-002		733-003
5/1 LIBOR ARM (5/2/5)	734-002		734-003
7/1 LIBOR ARM (5/2/5)	735-002		735-003
10/1 LIBOR ARM (5/2/5)	736-002		736-003

*	The Junior Guarantor Program offer prod act/program numbers for the 3/1 LIBOR ARM (2/2/5) and (2/2/6) are the same.

**	The Junior Guarantor Program offer product/program numbers for the 5/1 LIBOR ARM (2/2/5) and (2/2/6) are the same.

ATTACHMENT 4

1-YEAR LIBOR ARMS AND CONVERTIBLE ARMS ATTACHMENT

Special Negotiated Terms Applicable to 1-Year LIBOR-Indexed

ARMs and Convertible ARMs

This Attachment, including the accompanying exhibits, states the terms and conditions under which Freddie Mac will purchase adjustable-rate Mortgages, including Convertible adjustable-rate Mortgages, that adjust based on the 1-year LIBOR Index. ARMs delivered pursuant to this Attachment are subject to the provisions of the Guide, as amended and supplemented by this Attachment and the other applicable Purchase Documents.

1.	Definitions. Terms used in this Attachment, including terms not capitalized, are defined or otherwise described in the Guide.

The 1-Year LIBOR Index is the one-year London Interbank Offered Rate (“LIBOR”), which is the average of interbank offered rates for 1-year U.S. dollar-denominated deposits in the London market, as published in The Wall Street Journal. The Index figure used is the most recent Index figure available as of the date 45 days before each Interest Change Date.

Convertible LIBOR ARMs are LIBOR ARMs with an option to convert to a fixed rate of interest within a specified time period.

The First Change Date Cap is the maximum interest rate increase or decrease on the first Interest Change Date, expressed as a percent; the maximum interest rate increase and the maximum interest rate decrease must be the same.

The Initial Period is the period from the Origination Date of the Mortgage until the first Interest Change Date, expressed in years.

The Interest Change Date, as defined in the Glossary to the Guide, is each date, as established in the Note, on which the rate of interest could change.

LIBOR ARMs are adjustable-rate Mortgages that adjust based on the 1-Year LIBOR Index and meet the requirements of this Attachment. The term LIBOR ARMs includes Convertible LIBOR ARMs.

The Life of Loan Cap is the maximum interest rate increase over the life of the Mortgage, expressed as a percent.

The Periodic Cap is the maximum interest rate increase or decrease on each Interest Change Date after the first Interest Change Date, expressed as a percent. For 1-year LIBOR ARMs, the Initial Cap and the Periodic Cap are the same.

The Subsequent Adjustment Period is the period from the first Interest Change Date, and each Interest Change Date thereafter, until the next succeeding Interest Change Date, expressed in years.

2.	Eligible Mortgages. Under the terms of this Attachment, Seller may deliver the LIBOR ARMs, including Convertible LIBOR ARMs, that are not currently mortgage products eligible for purchase under the Guide, provided such mortgages otherwise satisfy the requirements of the Guide and this Attachment. Eligible LIBOR ARMs must have the features and characteristics described in the attached Eligible LIBOR ARMs Exhibit.

Except as otherwise specified in this Attachment, all 1-year LIBOR ARMs must comply with all requirements of the Guide applicable to 2% 1-year ARMs and all 3/1, 5/1, 7/1 and 10/1 LIBOR ARMs must comply with all requirements of the Guide applicable to 3/1, 5/1, 7/1 and 10/1 ARMs, respectively. Except as modified by this Attachment, all Convertible LIBOR ARMs must comply with the provisions stated in Chapter 31 of the Guide

(a)	Adjustment Periods and Caps. LIBOR ARMs must have the following adjustment periods and caps:

•	1-year LIBOR ARM (2/6)

•	1-year LIBOR ARM (3/6)

For 1-year LIBOR ARMs, the initial term “1-year” represents the term of the Initial Period and each Subsequent Adjustment Period and the numeric code in parenthesis at the end represents the “Periodic Cap/Life of Loan Cap”.

•	3/1 LIBOR ARM (2/2/5)

•	3/1 LIBOR ARM (2/2/6)

•	3/1 LIBOR ARM (3/2/6)

•	5/1 LIBOR ARM (2/2/5)

•	5/1 LIBOR ARM (2/2/6)

•	5/1 LIBOR ARM (3/2/6)

•	5/1 LIBOR ARM (5/2/5)

•	7/1 LIBOR ARM (5/2/5)

•	10/1 LIBOR ARM (5/2/5)

For 3/1, 5/1, 7/1 and 10/1 LIBOR ARMs, the initial numeric code represents the terms of the “Initial Period/Subsequent Adjustment Period” and the numeric code in parenthesis at the end represents the “First Change Date Cap/Periodic Cap/Life of Loan Cap”.

(b)	Origination Date. All LIBOR ARMs must have an Origination Date on or after March 1, 2001; all Convertible LIBOR ARMs must have an Origination Date on or after August 1, 2001.

3.	Loan Instruments. LIBOR ARMs must be originated on the current version of the applicable jurisdiction’s FNMA/FHLMC Uniform Security Instrument.

LIBOR ARMs must be originated on the Notes and Riders identified below, copies of which are available from Freddie Mac. Seller may obtain the Notes and Riders in electronic medium by contacting its Freddie Mac Account Manager.

1-year LIBOR ARM	3/1 LIBOR ARM	5/1 LIBOR ARM	7/1 LIBOR ARM	10/1 LIBOR ARM
LIBOR ARMs other than Convertible LIBOR ARMs

Multistate or if applicable, State specific, ARM Note 1 Year LIBOR Index Assumable during Life of Loan Freddie Mac Form 3546, 1-01	Multistate or if applicable, State specific, ARM Note 1 Year LIBOR Index Assumable during Life of Loan Freddie Mac Form 3546, 1-01	Multistate or if applicable, State specific, ARM Note 1 Year LIBOR Index Assumable after Initial Period Freddie Mac Form 3548, 1-01	Multistate or if applicable, State specific, ARM Note 1 Year LIBOR Index Assumable after Initial Period Freddie Mac Form 3548, 1-01	Multistate or if applicable, State specific, ARM Note 1 Year LIBOR Index Assumable after Initial Period Freddie Mac Form 3548, 1-01

Multistate ARM Rider 1 Year LIBOR Index Assumable during Life of Loan Freddie Mac Form 3146, 1-01	Multistate ARM Rider 1 Year LIBOR Index Assumable during Life of Loan Freddie Mac Form 3146, 1-01	Multistate ARM Rider 1 Year LIBOR Index Assumable after Initial Period Freddie Mac Form 3148, 1-01	Multistate ARM Rider 1 Year LIBOR Index Assumable after Initial Period Freddie Mac Form 3148, 1-01	Multistate ARM Rider 1 Year LIBOR Index Assumable after Initial Period Freddie Mac Form 3148, 1-01

Convertible LIBOR ARMs

Multistate or if applicable, State specific, Convertible ARM Note 1 Year LIBOR Index Assumable during Life of Loan Freddie Mac Form 3547, 8-01	Multistate or if applicable, State specific, Convertible ARM Note 1 Year LIBOR Index Assumable during Life of Loan Freddie Mac Form 3547, 8-01	Multistate or if applicable, State specific, Convertible ARM Note 1 Year LIBOR Index Assumable after Initial Period Freddie Mac Form 3549, 8-01	Multistate or if applicable, State specific, Convertible ARM Note 1 Year LIBOR Index Assumable after Initial Period Freddie Mac Form 3549, 8-01	Multistate or if applicable, State specific, Convertible ARM Note 1 Year LIBOR Index Assumable after Initial Period Freddie Mac Form 3549, 8-01

Multistate Convertible ARM Rider 1 Year LIBOR Index Assumable during Life of Loan Freddie Mac Form 3147, 8-01	Multistate Convertible ARM Rider 1 Year LIBOR Index Assumable during Life of Loan Freddie Mac Form 3147, 8-01	Multistate Convertible ARM Rider 1 Year LIBOR Index Assumable after Initial Period Freddie Mac Form 3149, 8-01	Multistate Convertible ARM Rider 1 Year LIBOR Index Assumable after Initial Period Freddie Mac Form 3149, 8-01	Multistate Convertible ARM Rider 1 Year LIBOR Index Assumable after Initial Period Freddie Mac Form 3149, 8-01

State specific ARM notes and Convertible ARM notes are available from Freddie Mac for Alaska, Florida, New Hampshire, Vermont, Virginia, West Virginia, and Wisconsin.

4.	Completion of Loan Documents and Delivery. Seller must comply with the following instructions in completing the Notes and Riders:

(a)	for Convertible LIBOR ARMs, Seller must complete the Note and Rider as follows:

•	in paragraph 5(A) relating to the conversion period, Seller must complete the blanks by entering the first and ending Change Date of the conversion period; and

•	in paragraph 5(B) relating to the conversion formula, Seller must enter “three-eighths” or “3/8ths”, as appropriate, in the blanks.

(b)	for both nonconvertible LIBOR ARMs and Convertible LIBOR ARMs, Seller must complete the Notes and Riders using the following values for interest rate adjustments and caps and the conversion option:

1-year LIBOR ARM (2/6)	1-year LIBOR ARM (3/6)	3/1 LIBOR ARM (2/2/5)	3/1 LIBOR ARM (2/2/6)	3/1 LIBOR ARM (3/2/6)

The initial stated interest rate remains fixed for the following Initial Period:

One year	One year	Three years	Three years	Three years

On the first Interest Change Date, the interest rate adjusts to a rate equal to the 1-Year LIBOR Index value plus the Gross Mortgage Margin, subject to a First Change Date Cap of:

2 percent	3 percent	2 percent	2 percent	3 percent

Annually, after the first Interest Change Date, the Gross Coupon Rate adjusts to a rate equal to the 1-Year LIBOR Index value plus the Gross Mortgage Margin, subject to a Periodic Cap of:

2 percent	3 percent	2 percent	2 percent	2 percent

There is no maximum decrease (floor) in the adjusted Gross Coupon Rate over the life of the loan; the maximum increase in the adjusted Gross Coupon Rate does not exceed a Life-of-Loan Cap of:

6 percent	6 percent	5 percent	6 percent	6 percent

5/1 LIBOR ARM (2/2/5)	5/1 LIBOR ARM (2/2/6)	5/1 LIBOR ARM (3/2/6)	5/1 LIBOR ARM (5/2/5)	7/1 LIBOR ARM (5/2/5)	10/1 LIBOR ARM (5/2/5)

Gross Coupon Rate remains fixed for the following Initial Period:

Five years	Five years	Five years	Five years	Seven years	Ten years

On the first Interest Change Date, the Gross Coupon Rate adjusts to a rate equal to the 1-Year LIBOR Index value plus the Gross Mortgage Margin, subject to a First Change Date Cap of:

2 percent	2 percent	3 percent	5 percent	5 percent	5 percent

Annually, after the first Interest Change Date, the Gross Coupon Rate adjusts to a rate equal to the 1-Year LIBOR Index value plus the Gross Mortgage Margin, subject to a Periodic Cap of:

2 percent	2 percent	2 percent	2 percent	2 percent	2 percent

There is no maximum decrease (floor) in the adjusted Gross Coupon Rate over the life of the loan; the maximum increase in the adjusted Gross Coupon Rate does not exceed a Life-of-Loan Cap of::

5 percent	6 percent	6 percent	5 percent	5 percent	5 percent

5.	Gross Coupon Rate Adjustment. The first Interest Change Date must occur no earlier, and no later, than the following number of months from the first monthly Mortgage payment date:

	No earlier than:	No later than:
1-year LIBOR ARMs	6 months	18 months
3/1 LIBOR ARMs	30 months	42 months
5/1 LIBOR ARMs	54 months	66 months
7/1 LIBOR ARMs	78 months	90 months
10/1 LIBOR ARMs	114 months	126 months

6.	Credit Terms. Except as provided below, the credit and underwriting terms in the Guide applicable to 2% 1-year ARMs, 3/1, 5/1, 7/1 and 10/1 ARMs apply to 1-year, 3/1, 5/1, 7/1 and 10/1 LIBOR ARMs, respectively.

(a)	Calculating Borrower Qualifying Ratios. Although Section 30.5(b) of the Guide may provide otherwise, the Borrower may be qualified at the initial Gross Coupon Rate with the following LIBOR ARMs:

3/1 LIBOR ARM (2/2/5)
3/1 LIBOR ARM (2/2/6)
3/1 LIBOR ARM (3/2/6)
5/1 LIBOR ARM (2/2/5)
5/1 LIBOR ARM (2/2/6)
5/1 LIBOR ARM (3/2/6)
7/1 LIBOR ARM (5/2/5)
10/1 LIBOR ARM (5/2/5)

For the following LIBOR ARMs, the Borrower must be qualified as follows:

Type LIBOR ARM	Conditions to be satisfied for Borrower to be qualified at initial Gross Coupon Rate	Rate at which Borrower must be qualified if conditions not satisfied
1-year LIBOR ARM (2/6) and (3/6)	(i) the Mortgage term is 15 years or less, or	the initial Gross Coupon Rate plus the 2 percent
(ii) the LTV ratio is less than or equal to 80 percent, and the initial period discount is 2.0 percent or less.

5/1 LIBOR ARM (5/2/5)	(i) the Mortgage term is 15 years or less, or	the initial Gross Coupon Rate plus 2 percent
(ii) the LTV ratio is less than or equal to 80 percent, and the initial period discount is 1.5 percent or less.

(b)	Temporary Subsidy Buydown Plans. Provided the terms of Section 25.4 of the Guide are complied with, temporary subsidy buydowns are:

Permitted for 1-4 unit Primary Residences and Second Homes with:	Permitted for 1-2 unit Primary Residences and Second Homes with:
7/1 LIBOR ARMs (5/2/5)	5/1 LIBOR ARMs (2/2/5)
10/1 LIBOR ARMs (5/2/5)	5/1 LIBOR ARMs (2/2/6)

Not permitted with:
1-year LIBOR ARMs (2/6)	3/1 LIBOR ARMs (3/2/6)
1-year LIBOR ARMs (3/6)	5/1 LIBOR ARMs (3/2/6)
3/1 LIBOR ARMs (2/2/5)	5/1 LIBOR ARMs (5/2/5)
3/1 LIBOR ARMs (2/2/6)

7.	Delivery Methods; Cash and Guarantor Special Requirements and Offer Products. Seller may deliver LIBOR ARMs, other than Convertible LIBOR ARMs, under the Original Cash Program or under the WAC ARM Guarantor Program; Convertible LIBOR ARMs may be delivered under the WAC ACARM Guarantor Program only.

(a)	Original Cash Program Deliveries. Freddie Mac will not post on any rate services, the Required Net Yield, Required Net Margin, or the Required Net Life of Loan Cap or the cash purchase price Freddie Mac will pay for LIBOR ARMs.

To obtain pricing information and to enter into a Purchase Contract or commitment, Seller must call Freddie Mac (703-761-7170). Seller may obtain commitments or enter into Purchase Contracts between 10:00 a.m. and 4:30 p.m. Eastern time unless Freddie Mac has ceased making commitments on that day for the desired delivery period or program. To make an offer, Seller must provide the information required in Sections 9.12 and 10.5 of the Guide and except as noted below, comply with all applicable requirements in Chapter 10 of the Guide.

Seller must specify one of the offer product codes stated on the Offer Product Code Exhibit when submitting its offer for the ARM Original Cash program.

(b)	Guarantor Deliveries. LIBOR ARMs may be sold under the WAC ARM or WAC ACARM Guarantor Program following the requirements in Chapter 11 and 31, respectively, of the Guide.

LIBOR ARMs, other than Convertible LIBOR ARMs will have the following prefixes:

1-year LIBOR ARMs (2/6): 1C

1-year LIBOR ARMs (3/6): 1D

3/1, 5/1, 7/1 and 10/1 LIBOR ARMs: 1B

Convertible LIBOR ARMs will have the following prefixes:

1-year Convertible LIBOR ARMs (2/6): 1E

1-year Convertible LIBOR ARMs (3/6): 1F

3/1, 5/1, 7/1 and 10/1 Convertible LIBOR ARMs: 1B

At the time Seller calls in a Guarantor Program Conversion for LIBOR ARMs, Seller must specify one of the offer products codes stated on the Offer Product Code Exhibit.

8.	Investor Disclosure. For any Convertible LIBOR ARMs sold to Freddie Mac, Seller must comply with the following provisions relating to Additional Supplements:

(a)	Information to be Furnished for Disclosure. Seller must prepare and distribute an Additional Supplement as described in Section 11.20 of the Guide for any PC Pool with Convertible LIBOR ARMs. The Additional Supplement must be in the form attached as an Exhibit to this Attachment. The form is not a final document; it must be reviewed carefully and completed by the Seller. From time to time during the term of this Agreement, Freddie Mac may require Seller to use a different form of Additional Supplement.

(b)	Disclosure Delivery. No fewer than two Business Days before the Settlement Date, Seller must deliver the completed Additional Supplement, together with the name and telephone number of the person responsible for the Additional Supplement, to Freddie Mac at the following email address: Additional Supplement@FreddieMac.com. If Seller is unable to deliver documents by email, the Additional Supplement must be sent to the attention of Mortgage Purchase at the following fax number: 571-382-4385. Freddie Mac’s timely receipt of the Additional Supplement is a condition to settlement.

(c)	Information Dissemination. Seller consents to Freddie Mac’s dissemination of information Freddie Mac deems appropriate concerning each PC pool containing Convertible LIBOR ARMs through any information vendors or other distribution method that it may use for disclosure with respect to PCs.

9.	Processing upon Conversion to Fixed Interest Rate. Seller must repurchase and resell to Freddie Mac all Convertible LIBOR ARMs delivered pursuant to this Agreement which are converted to Fixed-rate Mortgages (“Converted Mortgages”), upon the following terms and conditions:

(a)	Seller must comply with the provisions of Section 80.4 of the Guide relating to conversion of convertible ARMs, except as such provisions are inconsistent with this paragraph in which case the terms and conditions of this paragraph prevail.

(b)	Within five business days after the Conversion Date of any Converted Mortgage, Seller must transmit to Freddie Mac by MIDANET®, a loan-level report of exception activity for each such Converted Mortgage, providing all the information required under the option titled “mortgage converted from adjustable to fixed-rate”.

(c)	Seller must repurchase all Converted Mortgages for an amount calculated pursuant to Section 72.3 of the Guide, and must remit the proceeds of such repurchase to Freddie Mac via the telephonic cash remittance system by 11:00 a.m., Seller’s local time, on the fifth business day after the Conversion Date.

(d)	Seller must resell to Freddie Mac each Converted Mortgage at the then-current price offered by Freddie Mac under Freddie Mac’s then-existing Gold Cash or Guarantor – Gold PCs Programs. Seller must deliver Converted Mortgages to Freddie Mac within sixty days of the Conversion Date.

(e)	In connection with the delivery to Freddie Mac of each Converted Mortgage, Seller must deliver all the Mortgage data required by the Mortgage Submission Schedule - Form 11. Seller must complete certain fields of the Form 11 as follows:

Title of Field	Completion Instructions
Ref Code	0004, indicating resale of Converted Mortgage Associated FHLMC Loan # Freddie Mac loan number of ARM that was converted to fixed-rate of interest

Mod/Conv Date	Conversion Date of Converted Mortgage

At Freddie Mac’s request, Seller must provide to Freddie Mac such reports as may be required by Freddie Mac to evidence that the Seller has delivered all Converted Mortgages to Freddie Mac.

(f)	Subject to having statutory authority to do so, Freddie Mac will repurchase all Converted Mortgages delivered by Seller under the terms of this section; and notwithstanding the requirements of Chapter 32 of the Guide, Converted Mortgages are eligible for repurchase without additional underwriting if the Borrower was qualified at the time of origination of the Convertible LIBOR ARM in compliance with the terms and conditions of the Purchase Documents then in effect.

(g)	Freddie Mac reserves the right to require Seller, at such time as Freddie Mac deems appropriate, to use the automated conversion process set forth in Section 80.4 of the Guide or such other automated conversion process as Freddie Mac may require at such time, in lieu of Seller’s repurchase of a Convertible LIBOR ARM and subsequent resale as a Converted Mortgage to Freddie Mac.

Additional Supplement

for Convertible ARMs

ADDITIONAL SUPPLEMENT dated [Month], 200[  ]

PC Pool Number:	Seller Name:
Cusip Number:	Crescent Mortgage Services, Inc. 115 Perimeter Center Place, Suite 285 Atlanta, GA 30346

Offering Circular: Offering Circular for Mortgage Participation Certificates (Guaranteed) Offering Circular dated February 1, 2001

This Additional Supplement describes certain characteristics of the PCs and/or the Mortgages comprising the PC Pool that are not contained in or that differ from the information and characteristics set forth in the PC Offering Circular or the Form 15 PC Offering Circular supplement. All information is based on the estimated composition of the PC Pool as of the “as of date” appearing in the Form 15 PC Offering Circular supplement. Information and representations in this Additional Supplement about the Seller and the Mortgages are the information and representations only of the Seller; Freddie Mac makes no representations concerning these matters or the accuracy or veracity of the information provided. Offerees should purchase PCs only after reading this Additional Supplement, the Form 15 PC Offering Circular supplement and the PC Offering Circular.

DESCRIPTION OF THE MORTGAGES

Conversion Option

The adjustable Mortgage Coupon of each Convertible Mortgage contained in this PC Pool may be converted to a fixed interest rate determined pursuant to a formula equal to Freddie Mac’s required net yield for the purchase of 15-year or 30-year, as applicable, fixed-rate Mortgages, under 60-day, mandatory delivery commitments, plus 0.375%. The table below contains selected information about the Conversion Formula applicable to the Convertible ARMs contained in this PC Pool:

Conversion Formula	Unpaid Principal Balance (“UPB”) of the Mortgages	Percent of UPB of the Mortgages	Number and Percent of the Mortgages
Freddie Mac’s RNY plus 3/8th
[Insert appropriate information]

The adjustable Mortgage Coupon of each Convertible Mortgage contained in this PC Pool may be converted to a fixed interest rate during a period of time beginning after the first interest rate change date. The table below contains selected information about the Conversion Periods of the Convertible ARMs contained in this PC Pool.

Conversion Period	Earliest Possible Conversion Date	Latest Possible Conversion Date
[Insert appropriate information]

AS – 01, December 2002

EXHIBIT TO LIBOR ARMS ATTACHMENT

Offer Product Codes

Original Cash Deliveries Type LIBOR ARM	Offer Product Code
1-year LIBOR ARM (2/6)	724
1-year LIBOR ARM (3/6)	725
3/1 LIBOR ARM (2/2/5)	710*
3/1 LIBOR ARM (2/2/6)	710*
3/1 LIBOR ARM (3/2/6)	720
5/1 LIBOR ARM (2/2/5)	711**
5/1 LIBOR ARM (2/2/6)	711**
5/1 LIBOR ARM (3/2/6)	721
5/1 LIBOR ARM (5/2/5)	712
7/1 LIBOR ARM (5/2/5)	713
10/1 LIBOR ARM (5/2/5)	714

*	The Original Cash offer product numbers for the 3/1 LIBOR ARM (2/2/5) and (2/2/6) are the same.

**	The Original Cash offer product numbers for the 5/1 LIBOR ARM (2/2/5) and (2/2/6) are the same.

Guarantor Program Deliveries

Type LIBOR ARM	Offer Product Code
	Other than Convertible LIBOR ARM	Convertible LIBOR ARM
1-year LIBOR ARM (2/6)	726	728
1-year LIBOR ARM (3/6)	727	729
3/1 LIBOR ARM (2/2/5)	715*	730*
3/1 LIBOR ARM (2/2/6)	715*	730*
3/1 LIBOR ARM (3/2/6)	722	731
5/1 LIBOR ARM (2/2/5)	716**	732**
5/1 LIBOR ARM (2/2/6)	716*	732**
5/1 LIBOR ARM (3/2/6)	723	733
5/1 LIBOR ARM (5/2/5)	717	734
7/1 LIBOR ARM (5/2/5)	718	735
10/1 LIBOR ARM (5/2/5)	719	736

*	The Guarantor Program offer product numbers for the 3/1 LIBOR ARM and Convertible LIBOR ARM (2/2/5) and (2/2/6) are the same.

**	The Guarantor Program offer product numbers for the 5/1 LIBOR ARM and Convertible LIBOR ARM (2/2/5) and (2/2/6) are the same.

EXHIBIT TO LIBOR ARMS ATTACHMENT

Eligible LIBOR ARMs

Feature	1-year LIBOR ARM (2/6)	1-year LIBOR ARM (3/6))	3/1 LIBOR ARM (2/2/5)	3/1 LIBOR ARM (2/2/6)	3/1 LIBOR ARM (3/2/6)

Term	Up to 30 years	Up to 30 years	Up to 30 years	Up to 30 years	Up to 30 years

Initial Period	1 year	1 year	3 years	3 years	3 years

Subsequent Adjustment Period	1 year	1 year	1 year	1 year	1 year

Term of adjustment after Initial Period	Life of loan	Life of loan	Life of loan	Life of loan	Life of loan

First Change Date Cap	Same as Periodic Cap	Same as Periodic Cap	2 percent	2 percent	3 percent

Periodic Cap	2 percent	3 percent	2 percent	2 percent	2 percent

Life of Loan Cap	6 percent	6 percent	5 percent	6 percent	6 percent

When assumable	Life of loan	Life of loan	Life of loan	Life of loan	Life of loan

Prepayment protection permitted	No	No	No	No	No

Convertible option permitted	Yes	Yes	Yes	Yes	Yes

Remittance Cycle-Cash	Standard: ARC Optional: First Tuesday	Standard: ARC Optional: First Tuesday	Standard: ARC Optional: First Tuesday	Standard: ARC Optional: First Tuesday	Standard: ARC Optional: First Tuesday

Remittance Cycle-Guarantor	Standard: First Tuesday Optional: ARC	Standard: First Tuesday Optional: ARC	Standard: First Tuesday Optional: ARC	Standard: First Tuesday Optional: ARC	Standard: First Tuesday Optional: ARC

Seasoning	Note date no earlier than 12 months prior to Delivery Date	Note date no earlier than 12 months prior to Delivery Date	Note date no earlier than 12 months prior to Delivery Date	Note date no earlier than 12 months prior to Delivery Date	Note date no earlier than 12 months prior to Delivery Date

Minimum Servicing Spread – Cash and Guarantor	25 basis points	25 basis points	25 basis points	25 basis points	25 basis points

Maximum Servicing Spread – Cash	100 basis points	100 basis points	37.5 basis points	37.5 basis points	37.5 basis points

Maximum Servicing Spread – Guarantor	200 basis points	200 basis points	200 basis points	200 basis points	200 basis points

Feature	5/1 LIBOR ARM (2/2/5)	5/1 LIBOR ARM (2/2/6))	5/1 LIBOR ARM (3/2/6)	5/1 LIBOR ARM (5/2/5)	7/1 LIBOR ARM (5/2/5)	10/1 LIBOR ARM (5/2/5)

Term	Up to 30 years	Up to 30 years	Up to 30 years	Up to 30 years	Up to 30 years	Up to 30 years

Initial Period	5 years	5 years	5 years	5 years	7 years	10 years

Subsequent Adjustment Period	1 year	1 year	1 year	1 year	1 year	1 year

Term of adjustment after Initial Period	Life of loan	Life of loan	Life of loan	Life of loan	Life of loan	Life of loan

First Change Date Cap	2 percent	2 percent	3 percent	5 percent	5 percent	5 percent

Periodic Cap	2 percent	2 percent	2 percent	2 percent	2 percent	2 percent

Life of Loan Cap	5 percent	6 percent	6 percent	5 percent	5 percent	5 percent

When assumable	After Initial Period	After Initial Period	After Initial Period	After Initial Period	After Initial Period	After Initial Period

Prepayment protection permitted	No	No	No	No	No	No

Convertible option permitted	Yes	Yes	Yes	Yes	Yes	Yes

Remittance Cycle-Cash	Standard: ARC Optional: First Tuesday	Standard: ARC Optional: First Tuesday	Standard: ARC Optional: First Tuesday	Standard: ARC Optional: First Tuesday	Standard: ARC Optional: First Tuesday	Standard: ARC Optional: First Tuesday

Remittance Cycle-Guarantor	Standard: First Tuesday Optional: ARC	Standard: First Tuesday Optional: ARC	Standard: First Tuesday Optional: ARC	Standard: First Tuesday Optional: ARC	Standard: First Tuesday Optional: ARC	Standard: First Tuesday Optional: ARC

Seasoning	Note Date no earlier than 12 months prior to Delivery Date	Note Date no earlier than 12 months prior to Delivery Date	Note Date no earlier than 12 months prior to Delivery Date	Note Date no earlier than 12 months prior to Delivery Date	Note Date no earlier than 12 months prior to Delivery Date	Note Date no earlier than 12 months prior to Delivery Date

Minimum Servicing Spread – Cash and Guarantor	25 basis points	25 basis points	25 basis points	25 basis points	25 basis points	25 basis points

Maximum Servicing Spread – Cash	37.5 basis points	37.5 basis points	37.5 basis points	37.5 basis points	37.5 basis points	37.5 basis points

Maximum Servicing Spread - Guarantor	200 basis points	200 basis points	200 basis points	200 basis points	200 basis points	200 basis points

ATTACHMENT 5

TREASURY-INDEXED ARMS ATTACHMENT

Special Negotiated Terms Applicable to ARMs and Convertible ARMs

with Adjustments Based on the 1-Year Constant Maturity Treasury Index

(Junior Guarantor Program)

This Attachment, including the accompanying exhibits, states the terms and conditions under which Freddie Mac will purchase adjustable-rate Mortgages, including Convertible adjustable-rate Mortgages, that adjust based on the 1-year constant maturity Treasury Index. Treasury ARMs delivered pursuant to this Attachment are subject to the provisions of the Guide, as amended and supplemented by this Attachment and the other applicable Purchase Documents.

1.	Definitions. Terms used in this Attachment, including terms not capitalized, are defined or otherwise described in the Guide.

Assumable after Initial Period means assumable after the first Interest Change Date. For convertible ARMs, it means assumable after the Initial Period until the Conversion Option is exercised.

Assumable Life of Loan means assumable during and after the Initial Period; i.e., during the life of the Mortgage. For convertible ARMs, it means assumable during the Initial Period and after the Initial Period until the Conversion Option is exercised.

The First Change Date Cap is the maximum interest rate increase or decrease on the first Interest Change Date, expressed as a percent; the maximum interest rate increase and the maximum interest rate decrease must be the same.

The Initial Period is the period from the Note Date of the Mortgage until the first Interest Change Date, expressed in years.

The Interest Change Date, as defined in the Glossary to the Guide, is each date, as established in the Note, on which the rate of interest could change.

The Life of Loan Cap is the maximum interest rate increase over the life of the Mortgage, expressed as a percent.

The Periodic Cap is the maximum interest rate increase or decrease on each Interest Change Date after the first Interest Change Date, expressed as a percent.

The Subsequent Adjustment Period is the period from the first Interest Change Date, and each Interest Change Date thereafter, until the next succeeding Interest Change Date, expressed in years.

Treasury ARMs are adjustable-rate Mortgages that adjust based on the 1-Year constant maturity Treasury Index and meet the requirements of this Attachment. The term Treasury ARMs includes Convertible Treasury ARMs.

2.	Eligible Mortgages. Under the terms of this Attachment, Seller may deliver Treasury ARMs, including Convertible Treasury ARMs, that are not currently mortgage products eligible for purchase under the Guide, provided such mortgages otherwise satisfy the requirements of the Guide and this Attachment. Eligible Treasury ARMs must have the features and characteristics described in the attached Eligible Treasury ARMs Exhibit.

Except as otherwise specified in this Attachment, all 3/1, 5/1, 7/1 and 10/1 Treasury ARMs must comply with all requirements of the Guide applicable to 3/1, 5/1, 7/1 and 10/1 ARMs, respectively. Except as modified by this Attachment, all Convertible Treasury ARMs must comply with the provisions stated in Chapter 31 of the Guide.

3.	Adjustment Periods and Caps. Treasury ARMs must have the following adjustment periods and caps. The initial numeric code represents the terms of the “Initial Period/Subsequent Adjustment Period” and the numeric code in parenthesis at the end represents the “First Change Date Cap/Periodic Cap/Life of Loan Cap”.

•	3/1 TREASURY ARM (2/2/6) Assumable Life of Loan

•	5/1 TREASURY ARM (2/2/5) Assumable Life of Loan

•	5/1 TREASURY ARM (2/2/6) Assumable Life of Loan

•	5/1 TREASURY ARM (2/2/5) Assumable after Initial Period

•	5/1 TREASURY ARM (2/2/6) Assumable after Initial Period

•	5/1 TREASURY ARM (5/2/5) Assumable after Initial Period

•	7/1 TREASURY ARM (5/2/5) Assumable after Initial Period

•	10/1 TREASURY ARM (5/2/5) Assumable after Initial Period

4.	Loan Instruments. Treasury ARMs must be originated on the current version of the applicable jurisdiction’s FNMA/FHLMC Uniform Security Instrument.

Treasury ARMs must be originated on the Notes and Riders identified below:

(a)	Nonconvertible.

3/1 and 5/1 Treasury ARMs that are Assumable Life of Loan

Note:

•	Multistate or if applicable, State specific, Adjustable Rate Note – ARM 5-2 (1-Year Treasury Index – [2%] Rate Caps) Fannie/Mae/Freddie Mac Form 3502, 1/01

Rider:

•	Multistate Adjustable Rate Rider – ARM 5-2 (1-Year Treasury Index – [2%] Rate Caps) Fannie Mae/Freddie Mac Form 3111, 1/01

5/1, 7/1 and 10/1 Treasury ARMs that are Assumable after Initial Period

Note:

•	Multistate Initial Period Fixed/Adjustable Rate Note (1-year Treasury Index – Rate Caps), Freddie Mac Form 3593, 1/01; or

•	Multistate Fixed/Adjustable Rate Note (1-year Treasury Index – Rate Caps) Fannie Mae Form 3522, 1/01

Rider:

•	Multistate Initial Period Fixed/Adjustable Rate Rider (1-year Treasury Index – Rate Caps), Freddie Mac Form 3195, 1/01; or

•	Multistate Fixed/Adjustable Rate Rider (1-year Treasury Index – Rate Caps) Fannie Mae Form 3182, 1/01

(b)	Convertible.

3/1 and 5/1 Treasury ARMs that are Assumable Life of Loan (until Conversion Option exercised)

Note:

•	Multistate Convertible Adjustable Rate Note (1-Year Treasury Index – Rate Caps – Fixed Rate Conversion Option) Freddie Mac Form 3513, 1/01; or

•	Multistate Adjustable Rate Note (1-Year Treasury Index – Rate Caps – Fixed Rate Conversion Option) Fannie Mae Form 3503, 1/01

Rider:

•	Multistate Convertible Adjustable Rate Rider (1-Year Treasury Index – Rate Cap – Fixed Rate Conversion Option Freddie Mac Form 3130, 1/01; or

•	Multistate Adjustable Rate Rider (1-Year Treasury Index – Rate Caps – Fixed Rate Conversion Option) Fannie Mae Form 3113, 1/01

5/1,7/1 and 10/1 Treasury ARMs that are Assumable after Initial Period (until Conversion Option exercised)

Note:

•	Multistate Fixed/Adjustable Rate Note (1-year Treasury Index – Rate Caps – Fixed Rate Conversion Option) Fannie Mae Form 3523, 1/01

Rider:

•	Multistate Fixed/Adjustable Rate Rider (1-year Treasury Index – Rate Caps – Fixed Rate Conversion Option) Fannie Mae Form 3183, 1/01

5.	Completion of Loan Documents and Delivery. With respect to the completion of the Notes and Riders and the delivery of the Treasury ARMs to Freddie Mac, Seller represents and warrants that the values used for interest rate adjustments and caps and the conversion option are consistent with the Eligible Treasury ARMs Exhibit.

The amount that must be inserted as the addition to the Freddie Mac or Fannie Mae, as applicable, RNY to determine the fixed interest rate after conversion must not be less than one-quarter of one percent or greater than three-eighths of one percent.

6.	Credit Terms. Except as provided below, the credit and underwriting terms in the Guide applicable to 3/1, 5/1, 7/1 and 10/1 ARMs apply to 1-year, 3/1, 5/1, 7/1 and 10/1 Treasury ARMs, respectively.

In connection with originating 5/1 Treasury ARMs (5/2/5), the Borrower must be qualified as follows:

(a)	at the initial Gross Coupon Rate if either (i) the Mortgage term is 15 years or less, or (ii) the LTV ratio is less than or equal to 80 percent, and the initial period discount is 1.5 percent or less; and

(b)	at the initial Gross Coupon Rate plus 2 percent in all other situations.

7.	Guarantor Deliveries. Treasury ARMs must be sold under the WAC ARM or WAC ACARM Guarantor Program following the requirements in Chapter 11 and 31, respectively, of the Guide.

Treasury ARMs, other than Convertible Treasury ARMs, will have the following prefixes:

3/1, 5/1, 7/1 and 10/1 Treasury ARMs: 78

Convertible Treasury ARMs will have the following prefixes:

3/1, 5/1, 7/1 and 10/1 Convertible Treasury ARMs: 78

At the time Seller calls in a Guarantor Program Conversion for Treasury ARMs, Seller must specify one of the offer products codes designated for the delivery program stated on the OFFER PRODUCT/PROGRAM CODE EXHIBIT to the Junior Guarantor Program Attachment.

8.	Investor Disclosure. For any Convertible Treasury ARMs sold to Freddie Mac, Seller must comply with the following provisions relating to Additional Supplements:

(a)	Information to be Furnished for Disclosure. Seller must prepare and distribute an Additional Supplement as described in Section 11.20 of the Guide for any PC Pool with Convertible Treasury ARMs. The Additional Supplement must be in the form attached as an Exhibit to this Attachment. The form is not a final document; it must be reviewed carefully and completed by the Seller. From time to time during the term of this Agreement, Freddie Mac may require Seller to use a different form of Additional Supplement.

(b)	Disclosure Delivery. No fewer than two Business Days before the Settlement Date, Seller must deliver the completed Additional Supplement, together with the name and telephone number of the person responsible for the Additional Supplement, to Freddie Mac at the following email address: Additional Supplement@FreddieMac.com. If Seller is unable to deliver documents by email, the Additional Supplement must be sent to the attention of Mortgage Purchase at the following fax number: 571-382-4385. Freddie Mac’s timely receipt of the Additional Supplement is a condition to settlement.

(c)	Information Dissemination. Seller consents to Freddie Mac’s dissemination of information Freddie Mac deems appropriate concerning each PC pool containing Convertible Treasury ARMs through any information vendors or other distribution method that it may use for disclosure with respect to PCs.

9.	Processing upon Conversion to Fixed Interest Rate. Seller must repurchase and resell to Freddie Mac all Convertible Treasury ARMs delivered pursuant to this Agreement which are converted to Fixed-rate Mortgages (“Converted Mortgages”), upon the following terms and conditions:

(a)	Seller must comply with the provisions of Section 80.4 of the Guide relating to conversion of convertible ARMs, except as such provisions are inconsistent with this paragraph in which case the terms and conditions of this paragraph prevail.

(b)	Within five business days after the Conversion Date of any Converted Mortgage, Seller must transmit to Freddie Mac by MIDANET®, a loan-level report of exception activity for each such Converted Mortgage, providing all the information required under the option titled “mortgage converted from adjustable to fixed-rate”.

(c)	Seller must repurchase all Converted Mortgages for an amount calculated pursuant to Section 72.3 of the Guide, and must remit the proceeds of such repurchase to Freddie Mac via the telephonic cash remittance system by 11:00 a.m., Seller’s local time, on the fifth business day after the Conversion Date.

(d)	Seller must resell to Freddie Mac each Converted Mortgage at the then-current price offered by Freddie Mac under Freddie Mac’s then-existing Gold Cash or Guarantor – Gold PCs Programs. Seller must deliver Converted Mortgages to Freddie Mac within sixty days of the Conversion Date.

(e)	In connection with the delivery to Freddie Mac of each Converted Mortgage, Seller must deliver all the Mortgage data required by the Mortgage Submission Schedule - Form 11. Seller must complete certain fields of the Form 11 as follows:

Title of Field	Completion Instructions

Ref Code	0004, indicating resale of Converted Mortgage

Associated FHLMC Loan #	Freddie Mac loan number of ARM that was converted to fixed-rate of interest

Mod/Conv Date	Conversion Date of Converted Mortgage

At Freddie Mac’s request, Seller must provide to Freddie Mac such reports as may be required by Freddie Mac to evidence that the Seller has delivered all Converted Mortgages to Freddie Mac.

(f)	Subject to having statutory authority to do so, Freddie Mac will repurchase all Converted Mortgages delivered by Seller under the terms of this section; and notwithstanding the requirements of Chapter 32 of the Guide, Converted Mortgages are eligible for repurchase without additional underwriting if the Borrower was qualified at the time of origination of the Convertible Treasury ARM in compliance with the terms and conditions of the Purchase Documents then in effect.

(g)	Freddie Mac reserves the right to require Seller, at such time as Freddie Mac deems appropriate, to use the automated conversion process set forth in Section 80.4 of the Guide or such other automated conversion process as Freddie Mac may require at such time, in lieu of Seller’s repurchase of a Convertible Treasury ARM and subsequent resale as a Converted Mortgage to Freddie Mac.

Additional Supplement

for Convertible ARMs

ADDITIONAL SUPPLEMENT dated [Month], 200[  ]

PC Pool Number:	Seller Name:
Cusip Number:	Crescent Mortgage Services, Inc. 115 Perimeter Center Place, Suite 285 Atlanta, GA 30346

Offering Circular: Offering Circular for Mortgage Participation Certificates (Guaranteed) Offering Circular dated February 1, 2001

This Additional Supplement describes certain characteristics of the PCs and/or the Mortgages comprising the PC Pool that are not contained in or that differ from the information and characteristics set forth in the PC Offering Circular or the Form 15 PC Offering Circular supplement. All information is based on the estimated composition of the PC Pool as of the “as of date” appearing in the Form 15 PC Offering Circular supplement. Information and representations in this Additional Supplement about the Seller and the Mortgages are the information and representations only of the Seller; Freddie Mac makes no representations concerning these matters or the accuracy or veracity of the information provided. Offerees should purchase PCs only after reading this Additional Supplement, the Form 15 PC Offering Circular supplement and the PC Offering Circular.

DESCRIPTION OF THE MORTGAGES

Conversion Option

The adjustable Mortgage Coupon of each Convertible Mortgage contained in this PC Pool may be converted to a fixed interest rate determined pursuant to a formula equal to Freddie Mac’s required net yield for the purchase of 15-year or 30-year, as applicable, fixed-rate Mortgages, under 60-day, mandatory delivery commitments, plus 0.375%, or Fannie Mae’s required net yield for the purchase of 15-year or 30-year, as applicable, under 60-day mandatory delivery commitments, plus 0.625%. The table below contains selected information about the Conversion Formula applicable to the Convertible ARMs contained in this PC Pool:

Conversion Formula	Unpaid Principal Balance (“UPB”) of the Mortgages	Percent of UPB of the Mortgages	Number and Percent of the Mortgages
Freddie Mac’s RNY plus 3/8th or Fannie Mae’s RNY plus 5/8th	[Insert appropriate information]

The adjustable Mortgage Coupon of each Convertible Mortgage contained in this PC Pool may be converted to a fixed interest rate during a period of time beginning after the first interest rate change date. The table below contains selected information about the Conversion Periods of the Convertible ARMs contained in this PC Pool.

Conversion Period	Earliest Possible Conversion Date	Latest Possible Conversion Date
[Insert appropriate information]

AS – 01, December 2002

EXHIBIT TO TREASURY-INDEXED ARMS ATTACHMENT

Eligible Treasury ARMs

Feature	3/1 Treasury ARM (2/2/6)	5/1 Treasury ARM (2/2/5)	5/1 Treasury ARM (2/2/6)	5/1 Treasury ARM (5/2/5)	7/1 Treasury ARM (5/2/5)	10/1 Treasury ARM (5/2/5)

Term	Up to 30 years	Up to 30 years	Up to 30 years	Up to 30 years	Up to 30 years	Up to 30 years

Initial Period	3 years	5 years	5 years	5 years	7 years	10 years

Subsequent Adjustment Period	1 year	1 year	1 year	1 year	1 year	1 year

Term of adjustment after Initial Period	Life of loan*	Life of loan*	Life of loan*	Life of loan*	Life of loan*	Life of loan*

First Change Date Cap	2 percent	2 percent	2 percent	5 percent	5 percent	5 percent

Periodic Cap	2 percent	2 percent	2 percent	2 percent	2 percent	2 percent

Life of Loan Cap	6 percent	5 percent	6 percent	5 percent	5 percent	5 percent

When assumable	Life of loan*	Either Life of Loan* or After Initial Period*	Either Life of Loan* or After Initial Period*	After Initial Period*	After Initial Period*	After Initial Period*

Prepayment protection permitted	No	No	No	No	No	No

Convertible option permitted	Yes	Yes	Yes	Yes	Yes	Yes

Remittance Cycle-Guarantor	Standard: ARC Optional: First Tuesday	Standard: ARC Optional: First Tuesday	Standard: ARC Optional: First Tuesday	Standard: ARC Optional: First Tuesday	Standard: ARC Optional: First Tuesday	Standard: ARC Optional: First Tuesday

Seasoning	Note date no earlier than 12 months prior to Delivery Date	Note Date no earlier than 12 months prior to Delivery Date	Note Date no earlier than 12 months prior to Delivery Date	Note Date no earlier than12 months prior to Delivery Date	Note Date no earlier than 12 months prior to Delivery Date	Note Date no earlier than12 months prior to Delivery Date

Minimum Servicing Spread – Guarantor	25 basis points unless Variable Servicing	25 basis points unless Variable Servicing	25 basis points unless Variable Servicing	25 basis points unless Variable Servicing	25 basis points unless Variable Servicing	25 basis points unless Variable Servicing

Maximum Servicing Spread – Guarantor	200 basis points	200 basis points	200 basis points	200 basis points	200 basis points	200 basis points

*	For Convertible Treasury ARMs, interest adjustment and assumability terminate when the Conversion Option is exercised.

ATTACHMENT 6

ADDITIONAL PROVISIONS/RESTRICTIONS

1.	Representations and Warranties for Mortgages Subject to a Transfer of Servicing

For Mortgages sold by Seller to Freddie Mac, with respect to which the servicing is transferred to Chase Mortgage Company, Seller/Servicer # 392902, (the“Servicer”), notwithstanding the provisions of Section 56.15 of the Guide and Forms 960 and 981, as applicable, to the contrary, the following provisions apply:

(a)	Seller acknowledges and agrees that it is solely responsible for all representations, covenants and warranties concerning the eligibility of the Mortgages for purchase by Freddie Mac, including the underwriting, origination and delivery of the Mortgages, as well as any servicing activities with respect to the Mortgages that occur prior to the transfer of servicing; and that Servicer is not liable for any such representations, covenants and warranties;

(b)	Seller covenants that it will promptly provide Freddie Mac with any Mortgage files or other Mortgage eligibility and origination information requested by Freddie Mac, and will perform any other obligations, including repurchases, arising in connection with its representations and warranties concerning the eligibility of Mortgages sold to Freddie Mac as fully as if the servicing of the Mortgages had not been transferred;

(c)	as required by the Guide, Seller must complete the “Assignment of Servicing” field of the Form 381 in connection with the delivery of such Mortgages;

(d)	approval is only valid from 10/01/03 until the earlier of 12/31/03 or the point when deliveries reach $1.5 billion;

(e)	at Freddie Mac’s sole discretion, this approval can be modified or withdrawn upon any change in the management structure or the ownership of Crescent Mortgage Services (CMS); and

(f)	In the event CMS is acquired, all liabilities and responsibilities under this provision shall transfer to the acquiring entity.

ATTACHMENT 7

Special Provisions Applicable to Pool Insurance

During the period September 15, 2003, through August 31, 2004, all 30-year fixed-rate Home Mortgages with LTV ratios exceeding 65 percent, but not exceeding 97 percent, excluding: (a) Mortgages where the Mortgaged Premises are located in Guam, Puerto Rico or the U.S. Virgin Islands; (b) Mortgages identified by special characteristic codes 001, 033, 218, 219, 231, 291, 531, or 537; (c) Mortgages insured or guaranteed by a federal government agency or instrumentality; (d) Custom MI Mortgages; (e) A-minus Mortgages; (f) Alt 97 Mortgages except those with at least 35 percent mortgage insurance coverage; (g) all Mortgages with secondary financing; (h) Mortgages that are subject to another risk sharing structure; (i) Mortgages considered for secondary market coverage; (j) Loan Prospector Mortgages originated using Stated Income; (k) Non-Loan Prospector Mortgages originated with no income and no asset verification and documentation; and (1) Non-Loan Prospector Mortgages originated with no qualifying ratios (all such Mortgages are referred to as “Applicable Mortgages”) delivered under this Agreement using the Cash Program or the Guarantor or MultiLender Swap Programs, as applicable, shall be sold subject to a mortgage pool insurance policy or mortgage trust supplemental policy (the “MPI Policy”) to be obtained by Freddie Mac in accordance with the Pool Insurance Agreement, as amended, between Freddie Mac and Seller dated September 15, 2003 (the “Pool Insurance Agreement”).

The MPI Policy is to be issued by Radian Guaranty, Inc. (“Insurer”), a Freddie Mac-approved mortgage insurer selected by Seller. The Required Spread has been increased to permit payment of any premiums due on account of the MPI Policy by Freddie Mac. The Pool Insurance Agreement shall be executed and delivered simultaneously with the execution of this Agreement. The effectiveness of this Agreement is subject to and conditioned upon the execution and delivery of such Pool Insurance Agreement, the provisions of which are incorporated by this reference.

Freddie Mac’s obligation to purchase Applicable Mortgages under this Agreement and applicable Master Commitments is contingent upon Seller’s ability to obtain coverage for each Applicable Mortgage under the MPI Policy in accordance with the terms of the Pool Insurance Agreement. In the event of any “Default” (as that term is defined in the Pool Insurance Agreement), or in the event the Insurer fails at any time to satisfy the conditions set forth in Section VII, paragraph 1 of the Pool Insurance Agreement, Seller shall not be permitted to deliver any additional Applicable Mortgages under this Agreement without the prior written consent of Freddie Mac, which may be granted or withheld at Freddie Mac’s sole discretion.

POOL INSURANCE AGREEMENT

This Pool Insurance Agreement (“Pool Insurance Agreement”), is made as of September 24, 2003, by and between the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Crescent Mortgage Services, Inc. (Freddie Mac Seller/Servicer #113845) (“Seller”).

W I T N E S S E T H:

WHEREAS, Freddie Mac is a publicly-held government-sponsored enterprise created pursuant to the Federal Home Loan Mortgage Corporation Act, as amended;

WHEREAS, pursuant to Master Agreement # MA03081833 (the “Master Agreement”), Freddie Mac and Seller have or will enter into one or more Master Commitment(s), pursuant to which, during the period September 15, 2003 through August 31, 2004, Freddie Mac agrees to purchase Mortgages from Seller in exchange for Mortgage Participation Certificates representing interests in pools of the Mortgages and/or cash; and

WHEREAS, to induce Freddie Mac to purchase Mortgages, Seller has agreed to enter into this Pool Insurance Agreement;

NOW THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and conditions contained herein and in the Master Agreement and Master Commitment(s), the parties hereby agree as follows:

Section I. Definitions.

Capitalized terms used in and not defined in this Pool Insurance Agreement shall have the meanings assigned them in the Purchase Documents (as that term is defined in the Master Agreement).

Whenever used in this Pool Insurance Agreement, the following words and phrases shall have the following meanings, unless the context requires otherwise:

Applicable Mortgages: All Home Mortgages for which pool mortgage insurance coverage is required under the Master Agreement, consisting of all 30-year fixed-rate Mortgages with LTV ratios greater than 65 percent, but not greater than 97 percent, which are to be purchased thereunder; provided, however, that Applicable Mortgages shall not include: (a) Mortgages where the Mortgaged Premises are located in Guam, Puerto Rico or the U.S. Virgin Islands; (b) Mortgages identified by special characteristic codes 001, 033, 218, 219, 231, 291, 531, or 537; (c) Mortgages insured or guaranteed by a federal government agency or instrumentality; (d) Custom MI Mortgages; (e) A-minus Mortgages; (f) Alt 97 Mortgages except those with 35 percent mortgage insurance coverage; (g) all Mortgages with secondary financing; (h) Mortgages that are subject to another risk sharing structure; (i) Mortgages considered for secondary market coverage; (j) Loan Prospector Mortgages originated using Stated Income; (k) Non-Loan Prospector Mortgages originated with no income and no asset verification and documentation; and (1) Non-Loan Prospector Mortgages originated with no qualifying ratios. Delinquent Mortgage: An Insured Mortgage:

(a)	that is thirty (30) or more calendar days delinquent;

(b)	for which Freddie Mac is holding any REO Property; or

(c)	for which REO Property has been sold or otherwise disposed of but for which Freddie Mac has not been reimbursed losses covered under the MPI Policy.

Insured Mortgages: All Mortgages for which pool mortgage insurance is obtained under an MPI Policy, which shall include all Applicable Mortgages.

Insurer: Radian Guaranty, Inc., or any successor insurance company approved by Freddie Mac that provides an MPI Policy.

Loss Mitigation Activities: Any modification of loan documents or other concessions to the borrower with respect to a Mortgage, including without limitation, any incentive or below-market financing, or any sale of the REO Property, including a sale for a price less than the indebtedness approved by Insurer.

Mortgage Cure: The occurrence of one of the following conditions:

(a)	the final sale or other disposition of any property relating to a Delinquent Mortgage and the real property encumbered by any such Mortgage (including, without limitation, with the approval of Freddie Mac and/or Insurer, as applicable, delivery of the property to Seller or retention of the property by the Borrower pursuant to Freddie Mac’s Loss Mitigation Activities), and payment of all amounts due Freddie Mac with respect to any claim, and reimbursement of any Uncovered Losses, arising from such activity;

(b)	the Delinquent Mortgage becoming current through payment of all outstanding delinquent amounts;

(c)	the payment in full of the Delinquent Mortgage; or

(d)	the repurchase of the Delinquent Mortgage by Seller according to the repurchase procedures in the Guide.

MPI Policy: A mortgage pool insurance policy or mortgage trust supplemental policy, substantially identical to the specimen policy attached to this Pool Insurance Agreement as an Exhibit and in a form otherwise acceptable to Freddie Mac, by which Insurer agrees to provide pool insurance coverage with respect to each Applicable Mortgage.

Policy Termination Date: August 31, 2014.

REO Property: Any real property and personal property that is or was: (a) encumbered by a Mortgage, and (b) acquired through foreclosure or deed-in-lieu of foreclosure.

Uncovered Losses: Losses resulting from a Borrower’s default under an Insured Mortgage that (a) are attributable to Seller’s or the designated servicer’s breach of its representations and warranties made to Freddie Mac or the violation of other provisions of the Purchase Documents relating to the origination, delivery and servicing of the Insured Mortgages, (b) are not approved by Freddie Mac in accordance with Chapter 71 of the Guide and (c) Insurer determines not to cover due to a material misrepresentation made by Seller or the designated servicer, or by the Borrower.

Section II. General Terms.

1.	As a condition of Freddie Mac entering into the Master Agreement, effective with the date of this Pool Insurance Agreement, Seller agrees that, except for payment of all required premium(s) and the delivery of information specifically undertaken by Freddie Mac in accordance with Section IV, below, Seller shall take all actions necessary to maintain an MPI Policy covering each Applicable Mortgage. All actions with respect to the eligibility of the Applicable Mortgages required of Seller shall be undertaken prior to the sale of such Applicable Mortgages to Freddie Mac.

2.	The MPI Policy shall contain the following terms:

(a)	The Named Insured shall be Freddie Mac, and such insurance shall be solely for the benefit of Freddie Mac.

(b)	The MPI Policy shall be effective as of the last Business Day of the month with respect to all Applicable Mortgages purchased by Freddie Mac during that month. For each month in which Freddie Mac purchases Applicable Mortgages, Freddie Mac shall receive an endorsement to the MPI Policy which shall cover the Applicable Mortgages purchased during such month.

(c)	The term of the MPI Policy shall continue until the Policy Termination Date; provided, however, the MPI Policy shall not terminate as to any Delinquent Mortgage until a Mortgage Cure has occurred with respect to each such Delinquent Mortgage.

3.	Except as otherwise specified herein, all references in the Guide (other than in Section 27.1 and Chapter 61) to:

(a)	a mortgage insurer (MI) shall be deemed to include Insurer and any primary mortgage insurer; and

(b)	mortgage insurance shall be deemed to include pool insurance as evidenced by the MPI Policy and any primary mortgage insurance policy.

Section III. Seller’s Representations and Warranties.

Seller represents, warrants and covenants that:

1.	The execution, delivery and performance of this Pool Insurance Agreement and all documents required to be submitted pursuant hereto, and the carrying out by Seller of the transactions contemplated by this Pool Insurance Agreement, have been duly authorized by all necessary corporate action by Seller.

2.	This Pool Insurance Agreement constitutes the valid and binding obligation of Seller, enforceable in accordance with its terms. The consummation of the transactions contemplated by this Pool Insurance Agreement by Seller, the fulfillment of the terms of this Pool Insurance Agreement and the compliance by Seller with all of the terms of this Pool Insurance Agreement by Seller shall not result in any breach of, or constitute a default under, any applicable law, regulation or order (including those applicable to the origination, settlement, sale or servicing of Applicable Mortgages) or any agreement to which Seller is a party or by which Seller or any of its properties is bound or affected, or result in the creation of any lien upon any property or assets of Seller. No consent, license, approval or authorization of any nature of, or other formal action by, any governmental authority, bureau or agency is or will be required in connection with the execution, delivery, validity or performance of the terms of this Pool Insurance Agreement by Seller or the carrying out of the transactions contemplated by this Pool Insurance Agreement by Seller, except as shall have been duly and timely obtained.

3.	The performance of Seller’s obligations under this Pool Insurance Agreement does not constitute a fraudulent conveyance within the meaning of bankruptcy, insolvency, reorganization moratorium and other similar laws affecting the rights of creditors.

4.	In order to obtain pool insurance from Insurer, Seller is not required to obtain primary mortgage insurance from Insurer on a specified percentage of mortgages that require primary mortgage insurance and are originated by Seller.

Section IV. General Obligations of Freddie Mac.

1.	For each Applicable Mortgage, Freddie Mac shall deliver all basic loan data required by the Insurer to determine that the Applicable Mortgages will be covered under the MPI Policy, and to calculate the applicable premiums. The basic loan data will be derived from information provided to Freddie Mac by Seller.

2.	Freddie Mac shall pay a one-time up front premium as required by the MPI Policy for Applicable Mortgages eligible for coverage to become and remain Insured Mortgages.

3.	The aggregate unpaid balance of the Insured Mortgages shall be verified and reconciled by Freddie Mac at the time the MPI Policy is issued and in each subsequent month in which Insured Mortgages are delivered.

4.	Freddie Mac may provide information to the Insurer regarding the unpaid principal balances and delinquency status of Insured Mortgages from time to time during the term of this Agreement.

Section V. General Obligations of Seller.

1.	Seller shall be responsible for the accuracy of the information provided to Freddie Mac which Freddie Mac provides to the Insurer pursuant to Section IV, paragraph 1, above. Seller shall promptly update this information for Insurer if the special characteristics code for any Applicable Mortgage or Insured Mortgage is determined to be 001, 033 or 531, if any Insured Mortgages are repurchased by Seller.

2.	From time to time, Seller shall provide Insurer with all reports and information relating to the Applicable Mortgages and Insured Mortgages requested by the Insurer or required by the MPI Policy in the manner proscribed by the MPI Policy. Such information, at a minimum, shall include information relating to identification of the Insured Mortgages, such as the Freddie Mac Loan Numbers, for each Insured Mortgage. Seller shall also provide Insurer with all assumption and delinquency information and all other reports requested by the Insurer or required by the MPI Policy relating to the Insured Mortgages.

3.	If Seller at any time determines that the current unpaid principal balance of an Insured Mortgage as reflected on the records of the Insurer or Freddie Mac is different than the actual unpaid principal balance of such Insured Mortgage, Seller shall notify Freddie Mac in writing, and shall provide Freddie Mac’s Transaction Manager with the actual unpaid principal balance of all such Insured Mortgages.

4.	Seller shall promptly execute and/or deliver all documents and take all other actions necessary to comply with the requirements of the MPI Policy and shall perform all of the obligations of Freddie Mac as named insured thereunder except for those obligations specifically undertaken by Freddie Mac under Section IV, above.

5.	Seller agrees to comply with procedural changes necessary to facilitate the execution of the terms of this Pool Insurance Agreement, provided, however, that such changes do not materially alter the terms of this Pool Insurance Agreement.

6.	Seller shall maintain a record of each MPI Policy number, and the certificate number applicable to each Insured Mortgage.

7.	At the time of the Policy Termination Date, Seller shall identify those Insured Mortgages for which coverage does not terminate, and shall continue to monitor and take all appropriate actions with regard to those Insured Mortgages until such time as coverage actually terminates following Mortgage Cure.

8.	Seller’s obligations to comply with the terms of the MPI Policy and this Pool Insurance Agreement shall be in addition to, and not in lieu of, its obligations to comply with the terms of the primary mortgage insurance policy, and the provisions of the other Purchase Documents, applicable to the Insured Mortgages.

Section VI. Servicing Obligations of Seller.

1.	Seller shall service each and every Insured Mortgage in accordance with the MPI Policy, this Agreement and the Purchase Documents.

2.	Freddie Mac shall file all claims under the MPI Policy, with Freddie Mac indicated as the “payee”.

3.	Freddie Mac must receive the final Form 104, Statement of Loan and Real Estate Owned Expenses and Income, within 30 days of the settlement date relating to the sale of the REO Property.

4.	Seller shall undertake all actions necessary or appropriate to perfect any claim under the MPI Policy. If Seller fails to take all steps necessary to file and perfect a claim with the primary mortgage insurer or Insurer for a loss covered by the primary mortgage insurance policy or the MPI Policy, as applicable, and such failure results in the primary insurer or Insurer, as applicable, not covering all or a portion of such loss, then Freddie Mac may require Seller to reimburse Freddie Mac for such loss in the amount that would have been covered under the primary mortgage insurance policy and/or the MPI Policy, as applicable, or exercise any other remedies available under the Guide.

5.	If applicable, when completing Freddie Mac Form 1076, Notification of Foreclosure Sale and Acquisition of Title, and/or Freddie Mac Form 1098, Worksheet for Notification of Mortgages Approved for Foreclosure, Seller shall complete all information relating to mortgage insurance by referencing the applicable primary mortgage insurance policy. In addition, the line titled “Mortgage Insurance Information” shall be completed by referencing the applicable primary mortgage insurance policy.

6.	If applicable, when completing Freddie Mac Form 1126, Workout Fact Sheet, in addition to providing required information relating to the primary mortgage insurance coverage, Seller shall provide the name of the Insurer, the applicable policy number for the MPI Policy, and the certificate number for the applicable Insured Mortgage. In addition, Seller shall type or Stamp “Pool Insurance” across the top of the Form 1126.

Section VII. Qualification of Insurer.

1.	Insurer shall at all times during the term of this Agreement (a) be duly authorized to write the insurance required by this Pool Insurance Agreement, (b) be approved as a mortgage insurer (MI) by Freddie Mac, and (c) have and maintain a rating of no less than “AA” (or an equivalent rating) from either Standard & Poor’s Corporation or Moody’s Investors Service.

2.	In the event Insurer fails at any time to satisfy the conditions set forth in Section VII, paragraph 1, then:

(a)	Seller shall immediately notify Freddie Mac;

(b)	Freddie Mac may, at its option, take such action or impose such additional or substitute requirements as Freddie Mac may deem appropriate, in its sole and absolute discretion; provided, however, Freddie Mac shall not demand that Seller repurchase a Mortgage based solely on Insurer’s failure to satisfy one or more of the foregoing conditions; and

(c)	Seller shall not be permitted to deliver any additional Applicable Mortgages which were to have been sold and serviced under the Master Agreement and this Pool Insurance Agreement without the prior written consent of Freddie Mac, which may be granted or withheld at Freddie Mac’s sole discretion.

3.	If Freddie Mac requires that the coverage be transferred to a successor insurer, Seller agrees to cooperate and assist in finding a new insurer and in transferring the coverage. Such cooperation and assistance shall include, but not be limited to, providing all reasonable loan records, data and mortgage files necessary for review by the successor insurer. In the event the coverage is transferred to a successor insurer, Seller shall remain responsible for all obligations described in this Pool Insurance Agreement for maintaining the coverage.

Section VIII. Default.

A “Default” hereunder shall be deemed to have occurred at such time as any one or more of the following events have occurred:

1.	Seller fails to observe the obligations set forth in Sections V and VI of this Pool Insurance Agreement;

2.	any representation or warranty made by Seller in this Pool Insurance Agreement, the other Purchase Documents, or any certificate, document or other statement furnished at any time under or in connection with this Pool Insurance Agreement or the other Purchase Documents proves to have been incorrect when made in any respect adverse to Freddie Mac and such breach shall not have been cured within such reasonable time period as shall be determined by Freddie Mac, in its sole discretion, after Freddie Mac gives Seller written notice of such breach;

3.	Seller shall fail to observe any other covenant or provision contained in this Pool Insurance Agreement or the other Purchase Documents and such breach shall not have been cured within such reasonable time period as shall be determined by Freddie Mac in its sole discretion, after Freddie Mac gives Seller written notice of such breach;

4.	the entry of a decree or order for relief in respect of Seller in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the appointment of a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) for Seller or for all or substantially all of its property, or the entry of an order for Seller to wind up or liquidate its affairs, and such decree or order remaining unstayed and in effect for a period of 60 consecutive days;

5.	Seller commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of any order for relief in an involuntary case under any such law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, or sequestrator (or other similar official) of Seller or for any substantial part of its property, or makes any general assignment for the benefit of creditors, or fails generally to pay its debts as they become due;

6.	Seller’s eligibility to service the Mortgages is terminated by Freddie Mac pursuant to the Guide.

Section IX. Remedies.

At any time following the occurrence of a Default hereunder, Freddie Mac may, at its sole option, elect to (a) terminate this Pool Insurance Agreement, the Master Agreement and/or applicable Master Commitment(s), and/or (b) exercise any other remedies provided herein or in the Purchase Documents or at law or in equity. The rights and remedies of Freddie Mac under this Pool Insurance Agreement are in addition to, not in limitation of, any other rights and remedies available to Freddie Mac under the other Purchase Documents or at law or in equity.

Section X. Termination of the Agreement.

1.	Subject to the provisions of Section X, paragraph 3, below, this Pool Insurance Agreement and the obligations and responsibilities of the parties set forth herein shall terminate:

(a)	upon the final payment by Borrowers of all principal and interest payments due under the Insured Mortgages;

(b)	in the event Freddie Mac, at its sole option and in addition to any other remedies available to Freddie Mac under the Purchase Documents, elects to terminate this Pool Insurance Agreement following the occurrence of a Default; provided, however, that such election shall not cause coverage under the MPI Policy to be terminated nor shall such election relieve Seller of any of its obligations under Sections V and VI of this Pool Insurance Agreement prior to receipt of final payment in accordance with Section X, paragraph l(a), above; or

(c)	on the Policy Termination Date.

2.	Subject to the provisions of Section X, paragraph 3 below, this Pool Insurance Agreement shall terminate as to the individual affected Applicable Mortgage(s) or Insured Mortgage(s) only:

(a)	upon repurchase of any Applicable Mortgage or Insured Mortgage from Freddie Mac in accordance with Section XII, below; or

(b)	in the event the special characteristics code applicable to any Applicable Mortgage or Insured Mortgage is determined to be 001, 033 or 531, or Freddie Mac requires Seller to repurchase or provide indemnification or recourse with regard to any Applicable Mortgage or Insured Mortgage.

3.	The MPI Policy shall not terminate with respect to any individual Delinquent Mortgage until a Mortgage Cure has occurred as to such Mortgage, and this Pool Insurance Agreement shall not terminate with respect to such Mortgage until such termination date. Termination of this Pool Insurance Agreement shall not release Seller from any obligations or responsibilities to the extent of (a) any action or omission by Seller prior to termination which, if properly undertaken, would have resulted in reimbursement to Freddie Mac under the terms of the MPI Policy or this Pool Insurance Agreement, or (b) any claim which may be filed or is then pending at the time of such termination, which Seller shall diligently pursue until final resolution.

Section XI. Notice Instructions.

All notices, requests and other communications pursuant to this Pool Insurance Agreement shall be in writing with return receipt required, and shall be delivered either by hand, by letter, or by facsimile, addressed as follows:

If to Seller,

Mr. Robert KenKnight, President

Crescent Mortgage Services, Inc.

115 Perimeter Center Place, Suite 285

Atlanta, GA 30346

Facsimile No: (770) 671-9670

Telephone No: (770) 392-1611

If to Freddie Mac,

Federal Home Loan Mortgage Corporation

8609 Westwood Center Drive, MS C51

Vienna, VA 22183

Attention: Control and Management Reporting/Pool Insurance

Facsimile No.: (703) 760-2717

Telephone No.: (703) 760-2097

or to such other address as the party to receive any such communication or notice may have designated by written notice to the other party at the above address. All periods of notice shall be measured from the date of hand delivery, or from the date of receipt thereof, if sent by letter or by telecopy.

Section XII. Repurchase of Mortgages.

Subject to the terms hereof, and upon written approval from Freddie Mac, Seller may, but unless otherwise required by the Purchase Documents is not obligated to, repurchase from Freddie Mac, in accordance with the procedures set forth in the Guide, (a) any Insured Mortgage where all or part of the Borrower’s monthly installment of principal, interest and, where applicable, escrow payments is unpaid 90 calendar days or more beyond the due date, (b) any Insured Mortgage that has been recommended for foreclosure or with respect to which foreclosure has been completed or a deed in lieu of foreclosure has been obtained, (c) any Applicable Mortgage for which coverage under the MPI Policy has been denied by the Insurer, or (d) any Applicable Mortgage for which coverage under the MPI Policy has not been obtained within 30 calendar days following the last Business Day of the month such Mortgage was purchased by Freddie Mac. The repurchase price shall be determined in accordance with the Guide. With respect to any Mortgage subject to Uncovered Losses, Freddie Mac shall be entitled to exercise any remedies provided in the Purchase Documents or at law or in equity, including, without limitation, requiring Seller to repurchase such Mortgage.

Nothing contained in this Pool Insurance Agreement shall in any way limit or affect any repurchase, recourse, indemnification or other obligation of Seller under the Guide or any other Purchase Document.

Section XIII. Transfer of Servicing.

1.	Concurrent Transfers of Servicing of any Applicable or Insured Mortgages under this Pool Insurance Agreement shall not be permitted.

2.	Subsequent Transfers of Servicing of any Applicable or Insured Mortgages under this Pool Insurance Agreement shall be considered by Freddie Mac only after a written request has been submitted to Freddie Mac in accordance with the requirements set forth in the Guide. Approval of such request shall be in Freddie Mac’s sole discretion. The terms and conditions of approval of any subsequent Transfer of Servicing shall be determined by Freddie Mac at the time of approval of the request.

3.	In the event the servicing for any Insured Mortgage sold to Freddie Mac is transferred with the approval of Freddie Mac, notwithstanding any provisions of Forms 981 or any other transfer documentation, Seller shall not be released from its obligations under this Pool Insurance Agreement without the express written consent of Freddie Mac. Freddie Mac shall not provide such consent unless the new Servicer agrees to assume Seller’s obligations under this Pool Insurance Agreement.

4.	When submitting a request for a subsequent Transfer of Servicing on Freddie Mac Form 981, Agreement for Subsequent Transfer of Servicing, Seller shall check “yes” in Part A.6 and enter “pool insurance”.

Section XIV. Assignment.

Freddie Mac may assign any of its obligations under this Pool Insurance Agreement to a third party with the consent of Seller, which consent shall not be withheld unreasonably. Subject to the consent of Freddie Mac, which consent shall not be unreasonably withheld, Seller may assign its obligations under this Pool Insurance Agreement to the surviving entity of any merger, acquisition or other reorganization involving Seller. Seller may not otherwise assign its obligations under this Pool Insurance Agreement except as set forth in this Section XIV or Section XIII, above.

Section XV. Successors-in-Interest.

This Pool Insurance Agreement shall be binding upon any and all successors-in-interest to Seller, including, but not limited to, the surviving entity of any merger, acquisition or other reorganization involving Seller, and any permitted assignee.

Section XVI. Survival of Representations and Warranties.

All representations, warranties and covenants made in this Pool Insurance Agreement and in any certificate or other document delivered by Seller pursuant hereto or in connection herewith shall survive the execution and delivery of this Pool Insurance Agreement by the parties hereto.

Section XVII. Miscellaneous.

1.	Amendments. This Pool Insurance Agreement and any provision hereof may not be amended or modified orally, but only by an instrument in writing signed by Freddie Mac and Seller.

2.	Remedies. The rights and remedies provided in this Pool Insurance Agreement are cumulative and may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

3.	Severability of Provisions. If any provision of this Pool Insurance Agreement or any application thereof shall be invalid or unenforceable, the remainder of this Pool Insurance Agreement and any other application of such provision shall not be affected thereby.

4.	Section Headings. Section headings have been inserted for reference only and shall not modify, define, limit or expand the express provisions of this Pool Insurance Agreement.

5.	Entire Agreement. This Pool Insurance Agreement together with the relevant provisions of the Master Agreement, the Master Commitment(s) and all other documents referenced herein, constitutes the entire understanding between the parties hereto relating to the subject matter hereof.

6.	Governing Law. This Pool Insurance Agreement shall be construed in accordance with and governed by the laws of the United States. Insofar as there may be no applicable precedent, and insofar as to do so would not frustrate the purposes of the Act or any provision of this Pool Insurance Agreement or the transactions governed thereby, the local laws of the State of New York shall be deemed reflective of the laws of the United States.

7.	Counterparts. This Pool Insurance Agreement may be executed in any number of counterparts, each of which shall be an original, and such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Pool Insurance Agreement to be duly executed by their respective authorized representatives as of the date set forth above.

FEDERAL HOME LOAN MORTGAGE CORPORATION		CRESCENT MORTGAGE SERVICES, INC.

By:	/s/ Illegible	By:	/s/ ROBERT C. KEN KNIGHT

	David H. Stevens	Name:	Robert C. Ken Knight
	Senior Vice President	Title:	President
Single Family Lending

ATTACHMENT 8

SPECIAL UNDERWRITING PROVISIONS

1.	Security Style Pair-off

With respect to the pair off of any Gold Cash Purchase Contract entered into by Seller pursuant to this Master, Freddie Mac shall calculate the pair-off fee in a manner that will result in either a pair-off due Freddie Mac from Seller, (as contemplated by Section 8.7 of the Guide), or an amount due Seller from Freddie Mac (“security-style pair-off procedures”). The security-style pair-off procedures for Gold Cash Purchase Contracts are in lieu of (rather than in addition to) the pair-off procedures set forth in Section 8.7 of the Guide and shall be subject to the following terms and conditions:

(a)	Notwithstanding the provisions of Section 8.7(1) of the Guide, at any time on or after the commitment date of any Gold Cash Purchase Contract and from time to time up to and including prior to the Delivery Due Date of such Gold Cash Purchase Contract, Seller may:

(i)	make a pair-off request by telephoning Freddie Mac’s Commitment Services Department at 703/761-7170. During such telephone conversation, Seller shall notify the commitment processing operator that the pair-off is subject to the security-style pair-off procedures for Gold Cash Purchase Contracts and shall provide the commitment processing operator with all the information he/she requests, including Seller’s name and Seller/Servicer number, the caller’s name, telephone number and fax number, and the contract/commitment number that Seller wishes to pair-off; or

(ii)	request to extend the Delivery Due Date. In such case, Seller will be subject to an extension fee as calculated by Freddie Mac;

(b)	If Seller requests a pair-off, Freddie Mac shall calculate and immediately quote to Seller the amount of the pair-off fee . The pair-off fee quoted by Freddie Mac is not negotiable. Seller shall immediately accept or reject the pair-off fee quoted;

(c)	If Seller accepts the pair-off fee quoted by Freddie Mac, such pair-off fee shall be included on Seller’s monthly invoice from Freddie Mac and shall be paid in the same manner as the payment of buyup proceeds and buydown fees as set forth in Section 11.11(e) of the Guide. The pair-off fee calculation shall be rounded up to the nearest dollar;

(d)	If Seller rejects the pair-off fee quoted by Freddie Mac, Seller may make subsequent pair-off requests at any time prior to the Delivery Date of the Gold Cash Purchase Contract. The amount of any pair-off fee quoted by Freddie Mac may differ from the amount(s) previously quoted by Freddie Mac with respect to the Gold Cash Purchase Contract. If, by the Delivery Due Date, Seller has failed to accept any pair-off fee quoted by Freddie Mac, Seller shall make delivery of the Mortgages pursuant to the Gold Cash Purchase Contract or Freddie Mac shall automatically execute the pairoff as of the contract expiration date and shall, at its sole discretion, exercise any other remedies for non-delivery as provided in the Guide; and

(e)	From time to time during the term of this Master, Freddie Mac may evaluate its pair-off procedures and may, at its option, modify or discontinue the security-style pair-off procedures. In that event, Freddie Mac shall provide Seller with written notice that the security-style pair-off procedures will be modified or discontinued. For all Gold Cash Purchase Contracts entered into after the date Seller receives such notice, the modified security-style pair-off procedures shall apply or, in the event of discontinuation of security-style pair-off procedures, the standard pair-off procedures applicable to Original Cash Purchase Contracts shall apply.

MASTER COMMITMENT

Master Agreement #: MA03081833
Master Commitment #: M03081833	Date Issued: September 24, 2003

This Master Commitment (“Master Commitment”) # M03081833 dated as of September 24, 2003 (“Master Commitment Date”) is by and between the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Crescent Mortgage Services, Inc. (“Seller”), Seller/Servicer # 113845. This Master Commitment establishes the terms and conditions under which mortgages may be eligible for purchase by Freddie Mac.

The provisions of Master Agreement #MA03081833 shall apply to and be incorporated into this Master Commitment # M03081833.

SELLER INFORMATION

Seller/Servicer Name & Address:	Seller/Servicer Number:

Crescent Mortgage Services, Inc. 115 Perimeter Center Place Suite 285 Atlanta, GA 30346	113845

Contact Person:	Phone Number:	Fax Number:

Mr. Robert KenKnight President	770-392-1611	770-671-9670

TERMS OF MASTER COMMITMENT

Contract Commitment Amount:	Effective Date for Delivery:	Required Delivery Date:

$1 billion	October 1, 2003	March 31, 2004

Commitment Type:	Pair-off Amount:	Purchase Tolerance:

Mandatory	12.5 basis points	10% overpurchase 10% underpurchase

Fixed-rate Mortgage Minimum Servicing:	Credit Enhancement Type:	Delivery Fee Exhibit:

25 basis points	Pool Insured	See Delivery Fee Exhibit

REQUIRED SPREADS AND BUYUP MAXIMUMS

Product	Required Spread	Maximum Buyup
FIXED-RATE MORTGAGES

15-year Fixed-Rate Mortgages	15.0 basis points	23.5 basis points

20-year Fixed-Rate Mortgages	17.0 basis points	21.5 basis points

30-year Fixed-Rate Mortgages	15.5 basis points	23.0 basis points

BALLOON/RESET MORTGAGES

5-year Balloon/reset Mortgages	35.0 basis points	12.5 basis points

7-year Balloon/reset Mortgages	28.5 basis points	12.5 basis points

ARM MORTGAGES

10/1 Life-capped Treasury-indexed ARMs	18.0 basis points	12.5 basis points

7/1 Life-capped Treasury-indexed ARMs	18.0 basis points	12.5 basis points

3/1 Rate-capped Treasury-indexed ARMs	21.0 basis points	12.5 basis points

5/1 Rate-capped Treasury-indexed ARMs	20.0 basis points	12.5 basis points

3/3 Rate-capped Treasury-indexed ARMs	21.0 basis points	12.5 basis points

5/5 Rate-capped Treasury-indexed ARMs	20.0 basis points	12.5 basis points

6 month/ 1-Year Treasury-indexed ARMs	26.0 basis points	12.5 basis points

Junior Guarantor ARMs	0.0 basis points	12.5 basis points

Reference

jcs/113845_MA3081833/JTDP-5QFP7V/JD

SMC MORTGAGES AND NON-SMC MORTGAGES

DELIVERED UNDER THE CASH AND GUARANTOR PROGRAM

The following provisions shall apply to Secondary Market Coverage Mortgages (“SMC Mortgages”), as defined below.

(a) (i)	SMC Mortgages are 30-year, Fixed-rate, whole mortgages that:

(A) (I)	if mortgage insurance is provided by Republic Mortgage Insurance Company, have LTV ratios greater than 80 percent but not greater than 95 percent; and

(II)	if mortgage insurance is provided by General Electric Mortgage Insurance Company; and

(1)	sold under the Guarantor or MultiLender Swap Programs, have LTV ratios greater than 80 percent but not greater than 97 percent; and

(2)	sold under the Cash Program, have LTV ratios greater than 80 percent but not greater than 100 percent;

(B)	have mortgage insurance coverage meeting the requirements of Section 27.1(a) of the Guide;

(C)	are originated on Freddie Mac/Fannie Mae Uniform Instruments dated January 2001;

(D)	have an original term of not less than 241 months;

(E)	are Mortgages that are covered by mortgage insurance that is issued by a participating mortgage insurer with which Seller is an eligible lender, as listed on Exhibit A;

(F)	are Mortgages for which the mortgage insurance premiums are based on standard rate card filings and are not based on special rate plans;

(G)	are not Seasoned Mortgages;

(H)	are not subject to a captive reinsurance structure or other type of risk sharing structure on or after the Delivery Date, except as set forth in Exhibit A;

(I)	are not Mortgages for which the mortgage insurance premium is: included as part of the principal amount of the Mortgage; paid as a single premium; or is in the form of a standard annual premium structure;

(J)	are not any of the following: Mortgages sold subject to recourse or indemnification, Mortgages covered by a Pool Insurance Agreement or Mortgages that are federally insured or guaranteed; and

(K)	are not Mortgages sold to Freddie Mac through Gold Cash Xtra with servicing released.

(ii)	All 30-year Fixed-rate mortgages other than those that meet the requirements of paragraph (a)(i) are non-SMC Mortgages.

(iii)	Eligibility of a Mortgage as an SMC Mortgage will be based on:

(A)	Seller’s original transmission of data to Freddie Mac;

(B)	as of the Delivery Date, the mortgage insurance being in full force and effect as determined by the mortgage insurance company; and

(C)	Seller providing the Master Commitment number of this Master Commitment at the time Seller enters into a Conversion and at delivery.

Freddie Mac’s determination with respect to the eligibility of a Mortgage as an SMC Mortgage is final.

(b)	Mortgages sold under the Cash Program, the Guarantor Program or the MultiLender Swap Program are eligible to be SMC Mortgages.

(c)	The Required Spread stated in the Master Commitment as the “Contract Required Spread” is the weighted average of the Required Spreads stated in the Master Commitment for SMC Mortgages and non-SMC Mortgages (the “SMC Mortgage Required Spread” and the non-SMC Mortgage Required Spread”, respectively) and is based on Seller’s estimate of the aggregate unpaid principal balance of all such Mortgages that will be delivered each month. For Mortgages sold under the Guarantor Program, Seller shall pay the Contract Required Spread as adjusted by the provisions stated below. The Required Spreads are stated in Exhibit B.

(d)	During the third calendar month following the month in which the Funding Date occurs, Freddie Mac shall perform a reconciliation to determine if there is a difference between the Contract Required Spread for Guarantor Mortgages and the Actual Required Spreads based on the unpaid principal balance of all Mortgages purchased (the date of such reconciliation, the “Reconciliation Date”). For purposes of reconciliation under this paragraph, Mortgages delivered under the Cash Program will be deemed to have been delivered under the Guarantor Program. Freddie Mac shall:

(i)	determine, as of the Funding Date: the aggregate unpaid principal balance of (A) all SMC Mortgages and (B) all non-SMC Mortgages, and the percentage of the total aggregate unpaid principal balance each represents;

(ii)	determine the “Actual Required Spread” by adding (A) the percentage of SMC Mortgages multiplied by the SMC Mortgage Required Spread and (B) the percentage of non-SMC Mortgages multiplied by the non-SMC Mortgage Required Spread;

(iii)	compare the Actual Required Spread to the Contract Required Spread and determine the difference between the two (the “Required Spread Differential”);

(iv)	if the Actual Required Spread is higher than the Contract Required Spread, apply a buydown or if the Actual Required Spread is lower than the Contract Required Spread, apply a buyup, as follows: Freddie Mac shall:

(A)	group all Mortgages by note rate range according to the buyup and buydown matrices in effect for the applicable Master Commitment on the Funding Date of the Mortgages;

(B)	for each note rate range, multiply (I) the product of the Required Spread Differential multiplied by the buydown or buyup ratio, as applicable, by (II) the purchased aggregate unpaid principal balance of the note rate range;

(C)	determine the total amount of the buydown or buyup, as applicable, by adding the amounts determined under subparagraph (B) immediately above for each note rate range (such amount, the “Settle-up Amount”);

(v)	multiply the Settle-up Amount determined under paragraph (iv)(C) immediately above by a multiplier (such multiplier, the “Float Multiplier”) that accounts for the value of the Settle-up Amount from the Funding Date to the Reconciliation Date.

(e)	The Settle-up Amount, as adjusted by the Float Multiplier stated in Exhibit B, will be added to or subtracted from, as applicable, amounts due under Section 11.11 of the Guide and will appear on the monthly billing statement Seller receives under Section 17.2 of the Guide during the fourth month after Funding Date.

(f)	Seller shall not sell a disproportionately high share of SMC Mortgages relative to the mix of mortgages Seller sells into the secondary mortgage market.

(g)

Freddie Mac reserves the right, upon 60 days prior written notice, to amend, supplement, revise, terminate or suspend, in whole or in part, Seller’s ability to sell SMC Mortgages to Freddie Mac; provided, however, Freddie Mac may, immediately or upon less than

60 days notice, amend, supplement, revise, terminate or suspend, in whole or in part, upon the occurrence of any of the following:

(i)	with respect to a particular mortgage insurer, such mortgage insurer withdraws its participation in the SMC execution; or

(ii)	Freddie Mac is required, for any reason to terminate or suspend the SMC execution.

(h)	For SMC Mortgages for which the mortgage insurance premium is a monthly-deferred premium, Freddie Mac reserves the right to charge a delivery fee of 25 basis points (0.25 percent) if Freddie Mac reverses its initial decision regarding the eligibility of the Mortgage as an SMC Mortgage.

Exhibit A

Part I. Mortgage Insurers

Seller is an eligible lender with the following participating mortgage insurance companies:

General Electric Mortgage Insurance Company (“GEMICO”)

Republic Mortgage Insurance Company (“RMIC”)

Part II. Risk Sharing Structure

1.	For Mortgages that are covered by mortgage insurance issued by RMIC or GEMICO a Mortgage placed in or committed to a risk sharing structure of the particular mortgage insurance company, which by its terms does not exclude removal from the structure, shall be eligible as an SMC Mortgage when the mortgage insurer removes the Mortgage from the risk sharing structure of the mortgage insurance company.

Exhibit B

Required Spreads and Float Multiplier

Effective date 10/1/2003 thru 03/31/2004

Required Spreads

Contract Required Spread	15.5 basis points
30-year SMC Mortgages	12.0 basis points
30-year non-SMC Mortgages	15.5 basis points

Float Multiplier
Float Multiplier	1.015

Delivery Fee Matrix Exhibit

I.	ELIGIBLE MORTGAGE PRODUCTS SUBJECT TO DELIVERY FEES

1.	Postsettlement Delivery Fees (“Delivery Fees”) for Mortgages with Special Attributes. This Delivery Fee Matrix sets forth the delivery fee rates applicable to certain Mortgages that, because of the type of mortgage product, loan purpose, Mortgaged Premises or other attributes (the “special attributes”), are subject to a delivery fee pursuant to the provisions of the Freddie Mac Single-Family Seller/Servicer Guide (the “Guide”) and/or the provisions of the Master Agreement or Master Commitment. Delivery fees referenced in this exhibit with a [GRAPHIC] symbol in front of the rate indicates standard Guide-level pricing, set forth in Exhibit 19 of the Guide.

2.	Master Agreement/Master Commitment Governing Special Attributes. The provisions of the Guide and/or the provisions of the Master Agreement/Master Commitment that authorize the sale of Mortgages with special attributes set forth all the eligibility and delivery requirements and other terms and conditions of sale of such Mortgages, as well as any exemptions from payment of a delivery fee. Nothing in this Matrix shall be deemed to authorize the sale of Mortgages with special attributes that are not specifically authorized by the Guide and/or the Master Agreement/Master Commitment, nor to require the payment of delivery fees for Mortgages with special attributes if such delivery fee is not specifically required by the Guide and/or the Master Agreement/Master Commitment.

3.	Delivery Fee Rates May be Cumulative. A particular Mortgage that has various special attributes may be subject to more than one delivery fee rate; for example, an ARM secured by a 2-unit property may be subject to a delivery fee pursuant to the provisions in the Guide and/or the Master Agreement/Master Commitment that relate to ARMs with high loan-to-value ratios and the provisions relating to mortgages secured by 2-unit properties. The delivery fee applicable to such Mortgage will be the sum of the delivery fees required with respect to each of the special attributes of the Mortgage; for example, an ARM with a high loan-to-value ratio, that is secured by a 2-unit property would be subject to a delivery fee equal to the delivery fee rate specified in the ARM grid below plus the delivery fee rate specified in the number of units grid below.

Delivery Fee Matrix Exhibit

II.	DELIVERY FEE RATES

ADJUSTABLE RATE MORTGAGES Effective for Settlements on or after 10/01/2003
Product	LTV Ratios > 90% & ≤ 95%
All Eligible Product	[GRAPHIC] 0.25%

ALT 97® MORTGAGES and AFFORDABLE GOLD® ALT 97 MORTGAGES Effective for Settlements on or after 10/01/2003
Product	Required MI Coverage	LTV Ratios > 90% & ≤ 97%
All Eligible Product	35%	[GRAPHIC] 0.75%

Note: For Mortgages sold under GCX, this delivery fee is included in the price obtained through GCX.

ALTERNATIVE STATED INCOME MORTGAGES Effective for Settlements on or after 10/01/2003
Product	LTV Ratios ≤ 75%
All Eligible Product	[GRAPHIC] 0.75%

Delivery Fee Matrix Exhibit

II.	DELIVERY FEE RATES (continued)

BALLOON/RESET MORTGAGES Effective for Settlements on or after 10/01/2003
	LTV Ratios
Product	> 80% & ≤ 90%	> 90% & ≤ 95%
5-yr Balloon/Reset	[GRAPHIC] 0.50%	[GRAPHIC] 1.00%
7-yr Balloon/Reset	0.00%	0.50%

Note: For Mortgages sold under GCX, this delivery fee is included in the price obtained through GCX.

CALIFORNIA CONDOMINIUM UNIT MORTGAGES (1) Effective for Settlements on or after 10/01/2003
Product	LTV Ratios All Eligible
All Eligible Product	[GRAPHIC] 1.00%

(1)	Refer to Chapter 42 for specific California condominium units subject to this fee.

CASH-OUT REFINANCE MORTGAGES Effective for Settlements on or after 10/01/2003
LTV Ratios
Product	> 70% & ≤ 80%	> 80% & ≤ 90%
All Eligible Product	[GRAPHIC] 0.50%	[GRAPHIC] 0.75%

Note: For Mortgages sold under GCX, this delivery fee is included in the price obtained through GCX.

Delivery Fee Matrix Exhibit

II.	DELIVERY FEE RATES (continued)

FLEXIBLE MORTGAGE INSURANCE OPTIONS Effective for Settlements on or after 10/01/2003
LTV Ratios
MI Option	Product	> 85% & ≤ 90%	> 90% & ≤ 95%	> 95% & ≤ 97%
Custom MI	30-Yr FR	**0.475%	**0.85%	**1.60%
	15- & 20-Yr FR	[GRAPHIC] No Fee	[GRAPHIC] 0.75%	[GRAPHIC] 1.50%
	5- & 7-Yr Balloon	[GRAPHIC] 0.50%	[GRAPHIC] 0.75%	[GRAPHIC] 1.50%
	ARM	[GRAPHIC] 0.50%	[GRAPHIC] 0.75%	[GRAPHIC] 1.50%

** This delivery fee includes Pool Insurance Exclusion Add-on of 0.10%

FREDDIE MAC 100 MORTGAGES Effective for Settlements on or after 10/01/2003
Product	Required MI Coverage	LTV Ratios > 97% & ≤ 100%
30- & 20-Yr FR	40%	[GRAPHIC] 1.25%
15-Yr FR	40%	[GRAPHIC] 0.75%

INVESTMENT PROPERTY MORTGAGES Effective for Settlements on or after 10/01/2003
LTV Ratios
Product	≤ 75%	> 75% & ≤ 80%	> 80% & ≤ 90%
All Eligible Product	[GRAPHIC] 1.50%	[GRAPHIC] 2.00%	[GRAPHIC] 2.50%

Note: For Mortgages sold under GCX, this delivery fee is included in the price obtained through GCX.

Delivery Fee Matrix Exhibit

II.	DELIVERY FEE RATES (continued)

MORTGAGES ORIGINATED WITH NO-APPRAISAL MAF Effective for Settlements on or after 10/01/2003
Product	No-Appraisal MAF	TLTV Ratios ≤ 80%
All Eligible Product	Level 1	[GRAPHIC] $50.00
	Level 2	[GRAPHIC] $200.00

NUMBER OF UNITS Effective for Settlements on or after 10/01/2003
		LTV Ratios
Product	Number of Units	> 70% & ≤ 80%	> 80% & ≤ 90%	> 90% & ≤ 95%
All Eligible Product	2	[GRAPHIC] No Fee	[GRAPHIC] No Fee	0.00%
	3-4	0.00%	Not Eligible for Sale

Note: For Mortgages sold under GCX, this delivery fee is included in the price obtained through GCX.

SEASONED MORTGAGES (2) Effective for Settlements on or after 10/01/2003
Product	Length of Seasoning	LTV Ratios All Eligible
All Eligible Product	> 12 Months & ≤ 24 Months	[GRAPHIC] 0.25%
	> 24 Months & ≤ 48 Months	[GRAPHIC] 0.375%
	> 48 Months	[GRAPHIC] 0.50%

(2)	Refer to Section 36.3 for a list of Mortgages that are not considered Seasoned Mortgages, and not subject to this delivery fee.

Delivery Fee Matrix Exhibit

II.	DELIVERY FEE RATES (continued)

MORTGAGES WITH SECONDARY FINANCING (3) Effective for Settlements on or after 10/01/2003

TLTV Ratios
Product	Financing Structure	LTV Ratios	> 76% & ≤ 80%	81%	> 81% & ≤ 90%	> 90% & ≤ 95%
30-year Fixed-rate	75/20/5	> 65% & ≤ 75%	n/a	n/a	n/a	**0.35%
	80/10/10	> 75% & ≤ 80%	**0.10%	**0.10%	**0.10%	n/a
	80/15/5	> 75% & ≤ 80%	n/a	n/a	n/a	**0.60%
	90/5/5	> 80% & ≤ 90%	n/a	n/a	**0.85%	**0.85%
20-year & 15-year Fixed-rate	75/20/5	> 65% & ≤ 75%	n/a	n/a	n/a	0.25%
	80/10/10	> 75% & ≤ 80%	0.00%	0.00%	0.00%	n/a
	80/15/5	> 75% & ≤ 80%	n/a	n/a	n/a	0.50%
	90/5/5	> 80% & ≤ 90%	n/a	n/a	[GRAPHIC] 0.75%	[GRAPHIC] 0.75%
7-year Balloon	75/20/5	> 65% & ≤ 75%	n/a	n/a	n/a	[GRAPHIC] 0.50%
	80/10/10	> 75% & ≤ 80%	0.00%	0.00%	0.00%	n/a
	80/15/5	> 75% & ≤ 80%	n/a	n/a	n/a	[GRAPHIC] 0.75%
	90/5/5	> 80% & ≤ 90%	n/a	n/a	[GRAPHIC] 0.75%	[GRAPHIC] 0.75%
5-year Balloon & ARMs	75/20/5	> 65% & ≤ 75%	n/a	n/a	n/a	[GRAPHIC] 0.50%
	80/10/10	> 75% & ≤ 80%	[GRAPHIC] 0.50%	[GRAPHIC] 0.50%	[GRAPHIC] 0.50%	n/a
	80/15/5	> 75% & ≤ 80%	n/a	n/a	n/a	[GRAPHIC] 0.75%
	90/5/5	> 80% & ≤ 90%	n/a	n/a	[GRAPHIC] 0.75%	[GRAPHIC] 0.75%

(3)	A secondary financing fee will not be assessed on a Mortgage with a HELOC balance of zero at loan closing or on a Mortgage with an Affordable Second, meeting the requirements of Section 25.1 (g). Secondary financing fees apply to both purchase and refinance transactions.

Note: For Mortgages sold under GCX, this delivery fee is included in the price obtained through GCX.

** This delivery fee includes Pool Insurance Exclusion Add-on of 0.10%

Delivery Fee Matrix Exhibit

II.	DELIVERY FEE RATES (continued)

STREAMLINED PURCHASE MORTGAGES

Effective for Settlements on or after 10/01/2003

Product	Offering	LTV Ratios All Eligible

All Eligible Product	Offering 400	[GRAPHIC] 0.375%
	Offering 401	[GRAPHIC] No Fee

Note: For Mortgages sold under GCX, this delivery fee is included in the price obtained through GCX.

CS/LTV DELIVERY FEES (“A-MINUS FEES”) – LP MORTGAGES (4) (5)

Effective for Settlements on or after 10/01/2003

Product	Risk Class	LP Feedback Message Level
LTV Ratios All Eligible

All Eligible Product	Caution – A-Minus Mortgages And Caution – Other Caution Mortgages	Level 1	[GRAPHIC] 0.50%
		Level 2	[GRAPHIC] 1.00%
		Level 3	[GRAPHIC] 1.50%
		Level 4	[GRAPHIC] 2.75%
		Level 5	[GRAPHIC] 3.25%

CS/LTV = Credit Score / Loan-to-Value	LP = Loan Prospector and Loan Prospector.com	Non-LP = Non-Loan Prospector

(4)	A Caution Mortgage with an evaluation result of eligible for A-Minus will not be assessed an A-Minus fee if it is delivered as an Affordable Merit Rate Mortgage.

(5)	For LP Mortgages, the delivery fee rate is based on the Credit Score as determined using the Selected Score Information section of the LP Feedback Certificate. The Key Number must be delivered for each Mortgage evaluated by LP. If the Key Number is not delivered, the Mortgage will be priced as a Non-LP Mortgage. If the LP transaction is not complete, the Mortgage will be treated as a Non-LP Mortgage. A-Minus fees apply to both purchase and refinance transactions.

Note: For Mortgages sold under GCX, this delivery fee is included in the price obtained through GCX.

Freddie Mac reserves the right to assess in the future an A-minus Pool Insurance Exclusion Add-on Fee for A-minus Mortgages that are delivered under this Master Commitment. At such time, Seller agrees to pay such fees to Freddie Mac.

Delivery Fee Matrix Exhibit

II.	DELIVERY FEE RATES (continued)

CS/LTV DELIVERY FEES (“A-MINUS FEES”) – NON-LP MORTGAGES

Effective for Settlements on or after 10/01/2003

Product	Non-LP Mortgages Subject to A-Minus Fees	Credit Score (6) (7)	LTV Ratio
			≤ 60%	> 60% & ≤ 75%	> 75% & ≤ 90%	> 90% & ≤ 95%	> 95% & ≤ 100%

All Eligible Product	See Eligibility Chart on Last Page of this Section	≥ 700 & ≤ 900	[GRAPHIC] 0.50%	[GRAPHIC] 0.50%	[GRAPHIC] 0.50%	[GRAPHIC] 0.50%	[GRAPHIC] 0.50%
		≥ 660 & ≤ 699	[GRAPHIC] 0.50%	[GRAPHIC] 0.50%	[GRAPHIC] 1.50%	[GRAPHIC] 1.00%	[GRAPHIC] 1.00%
		≥ 620 & ≤ 659	[GRAPHIC] 0.50%	[GRAPHIC] 1.50%	[GRAPHIC] 2.75%	[GRAPHIC] 1.50%	[GRAPHIC] 1.50%
		≥ 580 & ≤ 619	[GRAPHIC] 0.50%	[GRAPHIC] 2.75%	[GRAPHIC] 2.75%	[GRAPHIC] 2.75%	[GRAPHIC] 2.75%
		< 580	[GRAPHIC] 1.50%	[GRAPHIC] 3.25%	[GRAPHIC] 3.25%	[GRAPHIC] 2.75%	[GRAPHIC] 2.75%

CS/LTV = Credit Score / Loan-to-Value	Non-LP = Non-Loan Prospector

(6)	For Non-LP Mortgages, the delivery fee rate is based on the Credit Score delivered by the Seller. A-Minus fees apply to both purchase and refinance transactions.

(7)	A-Minus fee rates assume the use of the middle/lower then lowest method outlined in Section 37.5 of the Guide for identifying the Mortgage Indicator Score. An additional 0.25% delivery fee will be added to the A-Minus fee rate if a method other than the middle/lower then lowest method is used for identifying the Mortgage Indicator Score. Freddie Mac reserves the right to adjust A-Minus fee rates if Freddie Mac determines that Sellers inconsistently use the recommended method and the permitted methods to identify Indicator Scores for Mortgages delivered to Freddie Mac. See Section 37.5(e) for details.

Note: For Mortgages sold under GCX, this delivery fee is included in the price obtained through GCX.

Freddie Mac reserves the right to assess in the future an A-minus Pool Insurance Exclusion Add-on Fee for A-minus Mortgages that are delivered under this Master Commitment. At such time, Seller agrees to pay such fees to Freddie Mac.

Delivery Fee Matrix Exhibit

II.	DELIVERY FEE RATES (continued)

LP MORTGAGES SUBJECT TO CS/LTV DELIVERY FEES (“A-MINUS FEES”)

Product	Risk Class	Representation and Warranty Relief
All Eligible Product	Caution – A-Minus Mortgages	Yes
	Caution – Other Caution Mortgages	No

LP = Loan Prospector or Loan Prospector.com

Representation and Warranty Relief = Creditworthiness Representation and Warranty Relief

NON-LP MORTGAGES SUBJECT TO CS/LTV DELIVERY FEES (“A-MINUS FEES”)

Product	Purpose	Property Type	LTV	Indicator Score	Representation and Warranty Relief
All Eligible Product	Purchase & No Cash-Out Refinance	1-Unit Primary	≤ 70%	< 620	No
			> 70% & ≤ 95%	< 660
			> 95% & ≤ 100%	< 680
		2-Units Primary	≤ 90%	< 660
			> 90% & ≤ 95%	< 680
		3- to 4-Units Primary	≤ 80%	< 660
		1- to 2-Units Investment	≤ 75%	< 680
			> 75% & ≤ 90%	< 720
		3- to 4-Units Investment	≤ 75%	< 680
		Second Homes	≤ 70%	< 620
			> 70% & ≤ 95%	< 660
	Cash-Out Refinance	1-to 2-Units Primary	≤ 70%	< 680
			> 70% & ≤ 90%	< 720
		3- to 4-Units Primary	≤ 75%	< 720
		1- to 2-Units Investment	≤ 70%	< 680
			> 70% & ≤ 85%	< 720
		3- to 4-Units Investment	≤ 70%	< 720
		Second Homes	≤ 70%	< 680
			> 70% & ≤ 90%	< 720

Non-LP = Non-Loan Prospector	Primary = Primary Residence	Investment = Investment Property

Representation and Warranty Relief = Creditworthiness Representation and Warranty Relief

Delivery Fee Matrix Exhibit

III.	DELIVERY FEE RATES FOR NEGOTIATED TERMS (continued)

STREAMLINED PROJECT REVIEW MORTGAGES

Effective for Settlements on or after October 1, 2003

Product	LTV Ratio	Delivery Fee Rate	Total Delivery Fee Rate

All Mortgages secured by a 1 unit primary residence	> 90%-≤ 95%	$200.00 per Mortgage	$200.00 per Mortgage

All Mortgages secured by condo units where the amenities/common elements are not completed	n/a	$200.00 per Mortgage	$200.00 per Mortgage

All Mortgages secured by condo units where the amenities/common elements are not completed	> 90%-≤ 95%	$200.00 per Mortgage	$200.00 per Mortgage

In connection with the delivery of each mortgage, Seller must enter “966”, special characteristics code on the Form 11 or Form 13SF.

ALTERNATIVE A DOCUMENTATION OFFERINGS

Effective for Settlements on or after October 1, 2003

Offering	Product	LTV Ratios
		≤ 75%	> 75% & ≤ 90%
* Stated Income	All Eligible Product	37.5	137.5
* No Ratio	All Eligible Product	75.0	162.5
* No Income / No Asset Verification	All Eligible Product	100.0	200.0

*	refer to Attachment 2, # 5, page 19
*	refer to Attachment 2, # 4, page 12
*	refer to Attachment 2, # 3, page 5

IV.	DELIVERY FEE PROVISIONS

1.	The delivery fees referenced above may incorporate delivery fees referenced in the Guide and/or the Master Agreement/Master Commitment.

2.	Delivery fees are paid in accordance with the delivery and funding fee provisions outlined in Section 17.2 of the Guide. However, for Mortgages sold under Gold Cash Xtra® (“GCX”) certain delivery fees are included in the price obtained through GCX. Those delivery fees included in the price obtained through GCX are noted above.